UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the
Securities Exchange Act of 1934

Check the appropriate box:

☒           Preliminary Information Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐           Definitive Information Statement

SAGA ENERGY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Information Statement if other than the Registrant)

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☐           Fee computed on table below per Exchange Act Rules 14c-5(g)

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐           Fee paid previously with preliminary materials.

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SAGA ENERGY, INC.
710 N. Post Oak Road, Suite 550
Houston, Texas 77024

February [ ], 2014

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock, no par value per share (the “Common Stock”) of Saga Energy, Inc., a Florida corporation (the “Company” or “Saga Energy”), as of the close of business on the record date, February [ ], 2014. The purpose of the Information Statement is to notify our shareholders that on February [ ], 2014, the Company’s majority shareholder, K&M LLC (the “Majority Shareholder”), which entity holds 50,000,000 shares of the Company’s Common Stock or 50.5% of the Company’s total issued and outstanding shares of Common Stock (50.5% of the Company’s voting shares), and which entity is controlled by J. Michael Myers, the Company’s Chief Executive Officer, interim Chief Financial Officer, interim President and Chairman, took action via a written consent in lieu of a special meeting (the “Written Consent”) and approved:

1)
The entry by the Company in to an Agreement and Plan of Merger, pursuant to which (a) the Company’s state of incorporation will be changed from Florida to Nevada by the merger of Saga Energy with and into its newly formed wholly-owned subsidiary, Gulf E&P Company, a Nevada corporation (“Gulf E&P”); (b) the Company’s authorized shares of common stock will be increased from 100,000,000 shares of no par value per share common stock to 500,000,000 shares of $0.001 par value per share common stock (the “Increase in Authorized Shares”); and (c) and the Company’s name will be changed from “Saga Energy, Inc.” to “Gulf E&P Company” (the “Merger”);

2)	The Company’s 2014 Stock Incentive Plan (the “Stock Plan”); and

3)
The authority of our Board of Directors, in their sole discretion, without further shareholder approval, to affect a reverse stock split of the Company’s Common Stock at any time prior to February [ ], 2015, in a reverse split range of 1-for-2 to 1-for-10, which specific ratio will be determined by our Board of Directors in their sole discretion (the “Reverse Split”), without further approval or authorization of the Company’s shareholders, upon a determination by our Board of Directors that such a reverse stock split is in the best interests of our company and our shareholders (the “Reverse Split Authorization”).   In lieu of any fractional share of Common Stock to which a shareholder would otherwise be entitled, the Company shall issue that number of shares of Common Stock as rounded up to the nearest whole share.  The Board was also provided the right, in its sole discretion, without further shareholder approval or consent, to round each stockholder’s total shares up to a minimum of 100 shares, also called a “round lot” (the “Round Lot Rounding”).  As a result, in the event the Round Lot Rounding is implemented, no shareholder will hold less than 100 shares, no matter how many total shares of Common Stock that they held prior to the Reverse Split.

Our Board of Directors (the “Board”) unanimously approved the Merger and Stock Plan on February [ ], 2014. Section 607.0704 of the Florida Business Corporation Act provides that any action required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. As such, subsequent to our Board of Directors approval of the Merger and Stock Plan, on February [ ], 2014, the Merger and Stock Plan was approved via the Written Consent of our Majority Shareholder.

Under applicable federal securities laws, although the Majority Shareholder has approved the proposals described above, the proposals above (including the Merger, name change and Increase in Authorized Shares) are not able to become effective until at least 20 calendar days after this Information Statement is sent or given to our shareholders. Therefore, following the expiration of the twenty-day (20) period mandated by Rule 14c of the Securities Exchange Act of 1934, as amended, the Company will file Articles of Merger with the Secretary of State of Nevada and the Department of State of Florida, to give effect to the Merger.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the Majority Shareholder of the Company.

The Merger will become effective upon the filing of the Articles of Merger (described above) with the states of Nevada and Florida, which shall not occur before the twentieth (20) calendar day after this Statement is first mailed to our shareholders and the Stock Plan and the Reverse Split Authorization will be deemed to be effective automatically on the twentieth (20) calendar day after this Information Statement is first mailed to our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by a holder of a majority of the outstanding shares of all voting stock of the Company. Because the shareholder holding a majority of the voting rights of our outstanding Common Stock has voted in favor of the foregoing actions, and has sufficient voting power to approve such actions through its ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy in connection with the adoption of these resolutions, and proxies are not requested from shareholders.

We are a corporation organized under the laws of Florida (provided we are changing our domicile to Nevada in connection with the Merger). We are a reporting company with securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, quoted on the OTCQB market under the symbol “SAGA”. Further information pertaining to us may be inspected without charge at the public reference facilities of the Securities and Exchange Commission (the “SEC”) at 100 F Street, NE., Room 1580, Washington, D.C. 20549, as may the other reports, statements and information we file with the SEC.  Copies of all or any portion of filings with the SEC may be obtained from the SEC at prescribed rates.  Information on the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330.  In addition, the SEC maintains a website that contains reports, proxy and information statements and other information that is filed through the SEC’s EDGAR System.  The website can be accessed at http://www.sec.gov.

This Information Statement is being mailed on or about February [ ], 2014 to shareholders of record on February [ ], 2014.

Sincerely,

J. Michael Myers
President

SAGA ENERGY, INC.
710 N. Post Oak Road, Suite 550
Houston, Texas 77024

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
_____________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

We are sending you this Information Statement solely for the purpose of informing our shareholders of record as of February [ ], 2014 (the “Record Date”) in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the actions taken by a majority of our shareholders by written consent in lieu of a special meeting. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement has been filed with the U.S. Securities and Exchange Commission (the (“Commission” or the “SEC”) and is being furnished to the holders of the outstanding and voting shares of stock of Saga Energy, Inc., a Florida corporation (the “Company” or “Saga Energy”), as of the close of business on the record date, February [ ], 2014. The purpose of this Information Statement is to provide notice that a shareholder holding a majority of our outstanding voting shares has executed a written consent in lieu of a special meeting on February [ ], 2014, approving (1) the entry by the Company into an Agreement and Plan of Merger, pursuant to which (a) the Company’s state of incorporation will be changed from Florida to Nevada by the merger of Saga Energy with and into its newly formed wholly-owned subsidiary, Gulf E&P Company, a Nevada corporation (“Gulf E&P”); (b) the Company’s authorized shares of common stock will be increased from 100,000,000 shares of no par value per share common stock to 500,000,000 shares of $0.001 par value per share common stock (the “Increase in Authorized Shares”); and (c) the Company’s name will be changed from “Saga Energy, Inc.” to “Gulf E&P Company” (the “Merger”); (2) the Company’s 2014 Stock Incentive Plan (the “Stock Plan”); and (3) authorization for our Board of Directors (the “Board”), in their sole discretion, without further approval or authorization of the Company’s shareholders, to affect a reverse stock split of the Company’s Common Stock at any time prior to February [ ], 2015, in a reverse split range of 1-for-2 to 1-for-10 (the “Reverse Split Ratio”), which specific ratio will be determined by our Board of Directors in their sole discretion (the “Reverse Split” and the “Reverse Split Authorization”), upon a determination by our Board of Directors that such a Reverse Split is in the best interests of our company and our shareholders. In lieu of any fractional share of Common Stock to which a shareholder would otherwise be entitled, the Company shall issue that number of shares of Common Stock as rounded up to the nearest whole share.  As part of the Reverse Split Authorization, the Board was also provided the right, in its sole discretion, without further shareholder approval or consent, to round each stockholder’s total shares up to a minimum of 100 shares, also called a “round lot” (the “Round Lot Rounding”).  As a result, in the event the Round Lot Rounding is implemented, no shareholder will hold less than 100 shares, no matter how many total shares of Common Stock that they held prior to the Reverse Split.

As of the Record Date, there were 99,100,000 shares of the Company’s common stock (“Common Stock”) outstanding. The holders of all outstanding shares of Common Stock are entitled to one (1) vote per share on all shareholder matters on the Record Date.

Our Board of Directors (the “Board”) unanimously approved the Merger and Stock Plan on February [ ], 2014. Section 607.0704 of the Florida Business Corporation Act provides that any action required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. The Company’s majority shareholder, K&M LLC (the “Majority Shareholder”), which entity holds 50,000,000 shares of the Company’s Common Stock or 50.5% of the Company’s total issued and outstanding shares of Common Stock (50.5% of the Company’s voting shares), and which entity is controlled by J. Michael Myers, the Company’s Chief Executive Officer, interim Chief Financial Officer, interim President and Chairman, took action via a written consent in lieu of a special meeting (the “Written Consent”) and approved the Merger, Stock Plan and the grant of the Reverse Split Authorization on February [ ], 2014.

The purpose of the Information Statement is to notify our shareholders of the approval of the Merger, Stock Plan and Reverse Split Authorization by our Majority Shareholder and the Board.

Under applicable federal securities laws, although our Majority Shareholder has approved the proposals described above, we are not entitled to effect such proposals until at least 20 calendar days after this Information Statement is sent or given to our shareholders. Therefore, following the expiration of the twenty-day (20) period mandated by Rule 14(c) of the Exchange Act, the Company will file Articles of Merger with the Secretary of State of Nevada and the Department of State of Florida, to give effect to the Merger (including the name change and Increase in Authorized Shares), which shall not become effective until at least twenty (20) calendar days after this Information Statement is first mailed to our shareholders. The 2014 Stock Incentive Plan and Reverse Split Authorization will be deemed automatically approved effective February [ ], 2014.  The Reverse Split will become effective at such time as the Board of Directors determines the Reverse Split Ratio in its sole discretion and decides that such Reverse Split is in the best interests of the Company, subject to the timing of the effectiveness of such Reverse Split under state law, which will not occur prior to at least 20 calendar days after this Information Statement is sent or given to shareholders, if ever.

Because a shareholder holding a majority of the voting rights of our outstanding Common Stock has voted in favor of the foregoing actions, and has sufficient voting power to approve such actions through its ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these resolutions, and proxies are not requested from shareholders.

In accordance with our Bylaws, our Board of Directors has fixed the close of business on February [ ], 2014 as the record date for determining the shareholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about February [ ], 2014 to shareholders of record on the record date.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE MERGER, STOCK PLAN AND REVERSE SPLIT AUTHORIZATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

VOTE REQUIRED; MANNER OF APPROVAL

Approval (a) to change the Company’s state of incorporation from Florida to Nevada by the merger of Saga Energy with and into its wholly-owned subsidiary, Gulf E&P, to increase the Company’s authorized shares of Common Stock from 100,000,000 shares of no par value per share Common Stock to 500,000,000 shares of $0.001 par value per share Common Stock, and to change the name of the Company from “Saga Energy, Inc.” to “Gulf E&P Company” ; (b) of the Company’s 2014 Stock Incentive Plan; and (c) of the Reverse Split Authorization, requires the affirmative vote of the holders of a majority of the voting power of the Company. Because a shareholder holding a majority of the voting rights of our outstanding Common Stock has voted in favor of the foregoing actions, and has sufficient voting power to approve such actions through its ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from shareholders.

In addition, the Florida Business Corporation Act provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

The Company has no class of voting stock outstanding other than the Common Stock. There are currently 99,100,000 shares of Common Stock issued and outstanding, and each share of Common Stock is entitled to one vote on all shareholder matters. Accordingly, the vote or written consent of a shareholder holding at least 49,550,001 shares of the Common Stock issued and outstanding is necessary to (a) change the Company’s state of incorporation from Florida to Nevada by the merger of Saga Energy with and into its wholly-owned subsidiary, Gulf E&P (the “Reincorporation Merger”, the “Reincorporation” or the “Merger”), (b) to increase the number of authorized shares of Common Stock of the Company from 100,000,000 shares of no par value per share Common Stock to 500,000,000 shares of $0.001 par value per share Common Stock (the “Increase in Authorized Shares”); (c) to change the name of the Company from “Saga Energy, Inc.” to “Gulf E&P Company” in connection with the merger; (d) to approve the Company’s 2014 Stock Incentive Plan; and (e) to provide our Board of Directors authority to affect the Reverse Split in the Reverse Split Ratio in their sole discretion at any time prior to February [ ], 2015. In accordance with our Bylaws, our Board of Directors has fixed the close of business on February [ ], 2014 as the record date for determining the shareholders entitled to vote or give written consent.

On February [ ], 2014, the Company’s Majority Shareholder, which entity holds 50,000,000 shares of the Company’s Common Stock (representing 50.5% of the Company’s voting shares), executed and delivered to the Company the Written Consent. Accordingly, in compliance with the Florida Business Corporation Act, a shareholder holding a majority of the outstanding voting shares of the Company has approved (a) the change of the Company’s state of incorporation from Florida to Nevada by the merger of Saga Energy with and into its wholly-owned subsidiary, Gulf E&P, (b) the Increase in Authorized Shares, (c) the change of the name of the Company from “Saga Energy, Inc.” to “Gulf E&P Company”, (d) the 2014 Stock Incentive Plan of the Company, and (e) the Reverse Split Authorization. As a result, no vote or proxy is required by the shareholders to approve the adoption of the foregoing actions.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Agreement and Plan of Merger and the Articles of Merger associated therewith may not become effective with the Florida Department of State or Nevada Secretary of State and the merger, Increase in Authorized Shares and name change may not be implemented until and the adoption of the 2014 Stock Incentive Plan and Reverse Split Authorization may not be effective until at least twenty (20) calendar days after this Information Statement is first mailed to our shareholders. As mentioned earlier, the merger, the name change and the Increase in Authorized Shares will become effective upon the filing of the relevant documents with the Secretary of State of Nevada and the Department of State of Florida, which is anticipated to be on or about February [ ], 2014, twenty (20) days after the mailing of this Information Statement. The 2014 Stock Incentive Plan and Reverse Split Authorization will be deemed approved effective February [ ], 2014. The Reverse Split will become effective at such time as the Board of Directors determines the Reverse Split Ratio in its sole discretion and decides that such Reverse Split is in the best interests of the Company, subject to the timing of the effectiveness of such Reverse Split under state law, which will not occur prior to at least 20 calendar days after this Information Statement is sent or given to shareholders, if ever.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of February [ ], 2014 (the “Record Date”), the number of shares of Common Stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group.

Information relating to beneficial ownership of Common Stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and/or investing power with respect to securities. We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of Common Stock shown as beneficially owned by such person.  Additionally, shares of Common Stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

The percentages below are calculated based on 99,100,000 issued and outstanding shares of Common Stock. Unless otherwise indicated, the business address of each such person is c/o Saga Energy, Inc., 710 N. Post Oak Road, Suite 550, Houston, Texas 77024.

Name and Address	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Owned

Executive Officers and Directors
J. Michael Myers (1)	50,000,000	50.4%
Ilyas Chaudhary (2)	30,570,833	30.8%
Lisa Waun	-0-	-%
All of the officers and Directors as a group (three persons)	80,570,833	81.3%

5% Stockholders
Danyal Chaudhary Foundation (2)	30,520,833	30.8%
10441 Villa Del Cerro
Santa Ana, California 92705

Faisal Chaudhary (2)	31,322,708	31.6%
8603 Foutainblue St.
Houston, Texas 77024

Aamna Virk (2)	31,322,708	31.6%
8591 Via Mallorca
La Jolla, California 92037

*           Represents ownership of less than 1%.

(1)
Shares indirectly beneficially owned by Mr. Myers, through his control of K&M LLC, a Texas limited liability company, which he beneficially owns and controls 50,000,000 shares of the Company’s Common Stock.

(2)
Includes 4,718,958 shares held in the name of Blue Sky Energy and Power, Inc. (“Blue Sky”), over which Ilyas Chaudhary, Aamna Virk and Faisal Chaudhary share voting power and control of Board of Directors. Blue Sky is wholly-owned by Blue Sky International, which is wholly-owned by the Danyal Chaudhary Foundation.  Additionally, Ilyas Chaudhary, Aamna Virk and Faisal Chaudhary are trustees of and are therefore beneficial owners of the shares held by the Danyal Chaudhary Foundation.

REASONS FOR THE REINCORPORATION MERGER

Our Board of Directors believes that it is in the best interests of the Company and its shareholders to change the domicile and the state of incorporation of the Company from Florida to Nevada and has received the consent of the holder of 50,000,000 shares of the issued and outstanding shares of Common Stock of the Company (representing 50.5% of the total voting shares) approving such actions.

The primary purposes of the move are to accomplish the following:

There is no corporate income tax (provided there are annual fees for state business licenses) for corporations incorporated in Nevada but not transacting business in the state. At the present time, we do not anticipate conducting operations in Nevada. The State of Florida has a corporate income tax.

Also, reincorporating to Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. The Nevada Revised Statutes (“NRS”) will enable us to provide greater protection to our directors and the Company than the Florida Business Corporation Act (“FBCA”). The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial.

Reincorporation in Nevada will enable limitation of the personal liability of directors of the Company. Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its shareholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any potential liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

In general, reincorporation in Nevada will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Florida law. The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by Saga Energy. Consequently, the Nevada judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the NRS.  The NRS, accordingly, has been and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to Saga Energy’s corporate legal affairs.

For these reasons, the Board believes that Saga Energy’s business and affairs can be conducted more advantageously if Saga Energy is able to operate under the NRS. A copy of the Articles of Incorporation of the Gulf E&P in Nevada, which will become the Articles of Incorporation of the Company following the effectiveness of the Reincorporation Merger, are included as Appendix E attached to this Information Statement.  The Bylaws of Gulf E&P, which will become the Bylaws of the Company following the effectiveness of the Reincorporation Merger are included as Appendix F hereto.

PRINCIPAL FEATURES OF THE REINCORPORATION MERGER

In order to effect the change of domicile described above, Saga Energy, Inc., the Florida corporation, will merge with and into its recently formed wholly-owned Nevada subsidiary, Gulf E&P Company, with Gulf E&P Company being the surviving entity in the merger (the “Reincorporation Merger”, “Reincorporation” or “Merger”). Although the Articles of Incorporation and Bylaws of both corporations are similar in many respects, in many respects there are substantive differences between the Articles of Incorporation and Bylaws of both corporations. There are also certain substantive differences between the Florida and Nevada Law, which are discussed in greater detail below. As a result of these differences, the Reincorporation Merger will have a material effect on the rights of shareholders. See the information under “Significant Changes in the Company’s Charter and Bylaws as a Result of the Reincorporation Merger” and “Comparative Rights of Shareholders under Florida and Nevada Law” for a summary of the differences between the Articles of Incorporation and Bylaws of Saga Energy and the laws of the State of Florida and the Articles of Incorporation and Bylaws of Gulf E&P and the laws of the State of Nevada. Until further notice, the Company’s business operations will continue at the offices located at 710 N. Post Oak Road, Suite 550, Houston, Texas 77024.

Under the FBCA and the NRS, when the Reincorporation Merger takes effect:

•	Saga Energy, will merge into Gulf E&P, a Nevada corporation and the surviving entity, and the separate existence of Saga Energy shall cease;

•	The surviving corporation will retain the name “Gulf E&P Company”;

•	The surviving corporation’s authorized shares of common stock will be 500,000,000 shares of $0.001 par value per share common stock;

•	Gulf E&P will continue to be governed by its Articles of Incorporation and Bylaws under the NRS;

•	The surviving corporation will immediately assume title to all property owned by Saga Energy immediately prior to the Reincorporation Merger; and

•	The surviving corporation will assume all of the liabilities of Saga Energy.

The Reincorporation Merger will be consummated in accordance with the Plan of Merger, attached hereto as Appendix A, under which Saga Energy, Inc., a Florida corporation, will merge with and into Gulf E&P Company, a Nevada corporation.

Shareholders who oppose the Reincorporation Merger have dissenters’ or appraisal rights. See the information under “Appraisal Rights” and “Comparative Rights of Shareholders under Florida and Nevada Law” for a summary of the dissenting shareholders’ rights under the FBCA.

We have summarized the material terms of the Plan of Merger below.

The Reincorporation Merger will cause:

•	a change in our legal domicile from Florida to Nevada; and
•	affect other changes of a legal nature, the material aspects of which are described herein.

SUMMARY TERM SHEET

Parties:
Saga Energy, Inc., a Florida corporation initially incorporated in Florida on May 11, 1999 (“Saga Energy”), focuses on oil and gas exploration and production. Saga Energy owns certain properties in the Gulf of Mexico and focuses on offshore production.

Gulf E&P Company, a Nevada corporation (“Gulf E&P”) and wholly-owned subsidiary of the Company, prior to the Reincorporation Merger will not have engaged in any activities except in connection with the Reincorporation Merger.

Approval:
The Reincorporation Merger and the terms of the Plan of Merger were approved by written consent of the holder of a majority of the issued and outstanding shares of Common Stock of Saga Energy pursuant to a Consent to Action Without Meeting on February [ ], 2014.

Transaction Structure:
To affect the Reincorporation Merger, the Company will merge with and into its subsidiary, Gulf E&P, and thereafter the Company will cease to exist as a separate entity. Gulf E&P will be the surviving entity.

Exchange of Stock:
Each share of Common Stock of Saga Energy will automatically be converted into one (1) share of common stock of Gulf E&P Company at the effective time of the Reincorporation Merger without any action required by the shareholders.

Purpose:
The purpose of the Reincorporation Merger is to change the Company‘s state of incorporation from Florida to Nevada and is intended to permit the Company to be governed by the NRS rather than by the FBCA.

Effective Time:
The Reincorporation Merger will become effective upon the filing of the Articles of Merger with the Secretary of State of Nevada and the Articles of Merger with the Department of State of Florida. These filings are anticipated to be made as soon as practicable after fulfilling the notice requirements of the Exchange Act and FBCA.

Effect of Merger:	At the effective time of the Reincorporation Merger:

•	the Company will cease to exist as a separate entity;

•	the shareholders of the Company will become shareholders of the surviving corporation;

•	the surviving corporation shall possess all of the assets, liabilities, rights, privileges, and powers of the Company and Gulf E&P;

•
the surviving corporation shall be governed by the applicable laws of Nevada and Gulf E&P’s Articles of Incorporation (the “Nevada Articles”) and Bylaws (the “Nevada Bylaws”) in effect at the effective time of the Reincorporation Merger; a copy of the Nevada Articles may be found as Appendix E, and a copy of the Nevada Bylaws may be found as Appendix F, to this Information Statement;

•
the officers and directors in office of Gulf E&P at the effective time of the Reincorporation Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Bylaws of the surviving corporation’

•	the surviving corporation’s authorized shares of common stock will be 500,000,000 shares of $0.001 par value per share common; and

•	the surviving corporation will continue to operate under the name Gulf E&P Company.

Filing of the Articles of Merger

The Reincorporation Merger will not be effective until the Articles of Merger are filed with the offices of the Secretary of State of Nevada and Department of State of Florida, respectively. This will occur no sooner than twenty (20) days after the mailing of this Information Statement.

Some Implications of the Reincorporation

The Plan of Merger provides that Saga Energy will merge with and into Gulf E&P, with Gulf E&P being the surviving corporation. Under the Plan of Merger, Gulf E&P will assume all of Saga Energy’s assets and liabilities, and Saga Energy, Inc. will cease to exist as a corporate entity. The surviving corporation will retain the name “Gulf E&P Company”. The directors of Gulf E&P will continue as the directors of the surviving corporation.

At the effective time of the Reincorporation Merger, each outstanding share of Saga Energy’s Common Stock, no par value per share, will be automatically converted into one share of common stock of Gulf E&P, $0.001 par value per share. Shareholders may, but will not be required to exchange their existing stock certificates for stock certificates of Gulf E&P Company. Upon request, we will issue new certificates to any shareholder that holds old Saga Energy, Inc. stock certificates, provided that such holder has surrendered the certificates representing Saga Energy’s shares in accordance with the Plan of Merger. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee and payment of any applicable fees and taxes.

An increase in the Company’s authorized but unissued shares of common stock will effectively occur as a result of the Reincorporation Merger as Gulf E&P Company’s total authorized shares of common stock total 500,000,000 shares of $0.001 par value per share common stock versus Saga Energy’s currently authorized 100,000,000 shares of no par value per share common stock.

Shareholders whose shares of Common Stock were freely tradable before the Reincorporation Merger will own shares of the surviving corporation that are freely tradable after the Reincorporation Merger. Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation Merger will hold shares of the surviving corporation that have the same transfer restrictions after the Reincorporation Merger. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, shares issued pursuant to the reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired Saga Energy’s shares.

Reincorporation will be effected by the merger of Saga Energy with and into Gulf E&P pursuant to an Agreement and Plan of Merger (the “Plan of Merger”). Gulf E&P Company is a wholly-owned subsidiary of Saga Energy, incorporated under the NRS for the sole purpose of effectuating the Reincorporation. Gulf E&P Company has no operations and no assets or liabilities. At the effective time of the merger, all the assets and liabilities of Saga Energy will become the assets and liabilities of Gulf E&P Company. The Reincorporation will become effective upon the filing of the requisite merger documents with Nevada and Florida, or as soon as practicable thereafter (the “Effective Date”), which will take place at least twenty (20) calendar days after this Information Statement is first mailed to our shareholders. As a result of the Reincorporation, we will cease our corporate existence in the State of Florida. This summary does not include all of the provisions of the Plan of Merger, a copy of which is attached hereto as Appendix A.

On the Effective Date of the Reincorporation Merger, (i) any fractional shares of Gulf E&P common stock that a holder of shares of the Company’s Common Stock would otherwise be entitled to receive upon exchange of his Saga Energy Common Stock will be canceled with the holder thereof being entitled to receive one whole share of Gulf E&P common stock, and (ii) each outstanding share of Gulf E&P’s common stock held by Saga Energy shall be retired and canceled and shall resume the status of authorized and unissued Gulf E&P common stock.

After the reincorporation, the surviving corporation will continue to be a publicly-held corporation, with its common stock quoted on the OTCQB Market under a symbol to be determined by Financial Industry Regulatory Authority (“FINRA”) and to be disclosed by the Company in a Form 8-K filing following the effectiveness of the Merger. The surviving corporation will also file with the Securities and Exchange Commission and provide to its shareholders the same type of information that Saga Energy has previously filed and provided.

The Articles of Incorporation of Gulf E&P differ in a number of respects from the Articles of Incorporation of Saga Energy. Accordingly, the approval by the shareholder holding at least a majority of the voting rights of our outstanding Common Stock of the Plan of Merger did not represent the adoption by such majority shareholder of the Articles of Incorporation of Gulf E&P. The adoption of the Articles of Incorporation of Gulf E&P was a separate action distinct from the approval of the Plan of Merger, and each of the material differences between the Articles of Incorporation of Saga Energy and the Articles of Incorporation of Gulf E&P were presented as separate proposals which were approved separately by the holder of the majority of our issued and outstanding shares of Common Stock. The approval to reincorporate was also separate from the approval to change the name of the Company and to affect the Increase in Authorized Shares. Despite the material differences between the Articles of Incorporation of Saga Energy and the laws of the State of Florida which govern Saga Energy, and the Articles of Incorporation of Gulf E&P and the laws of the State of Nevada which govern Gulf E&P, your rights as shareholders will not be materially affected by the Reincorporation Merger. See the information under “Significant Changes in the Company’s Charter and Bylaws as a Result of the Reincorporation” and “Comparative Rights of Shareholders under Florida and Nevada Law”, for a summary of the differences between the Articles of Incorporation of Saga Energy and the laws of the State of Florida and the Articles of Incorporation of Gulf E&P Company and the laws of the State of Nevada.

As discussed below, under the FBCA, dissenting holders of Common Stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including in the case of a merger or consolidation, a sale or exchange of all of substantially all the assets of a corporation or amendments to the Articles of Incorporation that adversely affect the rights or preferences of the shareholders. As a result of the Reincorporation Merger, under the NRS dissenting shareholders will not have appraisal rights in the case of a sale of assets of the Company.

After the effective time of the Reincorporation Merger, the removal of directors will be governed by the NRS which requires the votes of two-thirds of the shares of capital stock of the corporation entitled to vote at any meeting of the shareholders of the corporation to remove from office any or all of the directors, with or without cause. This is significantly different than the removal of directors under the FBCA, which only requires a majority vote to remove directors.

Under the NRS, the Board of Directors of a corporation may fix in advance, a record date of not more than sixty (60) nor less than ten (10) days before the date of any meeting or any other corporate action for the purpose of determining the shareholders entitled to vote. While a corporation formed under the FBCA has the discretion to set a record date of not more than seventy (70) days before the meeting or action requiring shareholder approval, the organizational documents of Saga Energy requires a record date of not more than sixty (60) days prior to the date set for a meeting or action requiring the approval of shareholders, and as such there will be no effective change associated with the required record date notice of the Company under the NRS.

Effective Date of Reincorporation Merger

Pursuant to Rule 14c-2 under the Exchange Act and the FBCA, the Reincorporation Merger shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to shareholders.

ABANDONMENT

Pursuant to the terms of the Plan of Merger, the Merger may be abandoned by the Board of Directors of Saga Energy and Gulf E&P at any time prior to the Effective Date. In addition, the Board of Saga Energy may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the shareholders of Saga Energy, alter or change the amount or kind of Gulf E&P common stock to be received in exchange for or upon conversion of all or any of Saga Energy Common Stock, alter or change any term of the Articles of Incorporation of Gulf E&P or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Saga Energy’s Common Stock. The Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation Merger. The approval by the holder of the majority of issued and outstanding shares of Common Stock of the Company for the Reincorporation Merger constitutes approval of the Plan of Merger, but not necessarily the adoption of the Articles of Incorporation and the Bylaws of Gulf E&P. However, each of the differences between the Articles of Incorporation and Bylaws of Saga Energy and the Articles of Incorporation and Bylaws of Gulf E&P, including the name change and Increase in Authorized Shares affected by the Merger, were separately affirmatively adopted by the holder of the majority of the issued and outstanding shares of Common Stock of the Company.

MATERIAL TAX CONSEQUENCES FOR SHAREHOLDERS

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Shareholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The Reincorporation Merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by Saga Energy or the shareholders as a result of the exchange of shares of Saga Energy Common Stock for shares of Gulf E&P’s common stock upon consummation of the transaction. The Reincorporation Merger and change of each share of Saga Energy’s Common Stock into one share of Gulf E&P common stock will be a tax-free transaction, and the holding period and tax basis of Saga Energy’s Common Stock will be carried over to Gulf E&P’s common stock received in exchange therefor.

Because of the complexity of the capital gain and loss provisions of the Code and because of the uniqueness of each individual’s capital gain or loss situation, shareholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

ACCOUNTING TREATMENT OF THE REINCORPORATION

For U.S. accounting purposes, the Reincorporation Merger of the Company from a Florida corporation to a Nevada corporation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the guidance for transactions between entities under common control in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 805, Business Combinations. The historical comparative figures of Saga Energy will be those of Gulf E&P.

PRICE VOLATILITY

We cannot predict what effect, if any, the Reincorporation Merger will have on our market price prevailing from time to time or the liquidity of our shares.

SIGNIFICANT CHANGES IN THE COMPANY‘S CHARTER AND BYLAWS TO BE IMPLEMENTED BY THE REINCORPORATION

The following chart summarizes the material differences between the Articles of Incorporation and Bylaws of Saga Energy and Gulf E&P. This chart does not address each difference but focuses on all material differences the Company believes will impact the rights of shareholders.

CHANGE	FLORIDA	NEVADA

Name	Saga Energy, Inc.	Gulf E&P Company*

Authorized Capital
The total authorized capital stock of the corporation is One Hundred Million and Ten Million (110,000,000) shares, consisting of One Hundred Million (100,000,000) shares of common stock with no par value and Ten Million (10,000,000) shares of preferred stock with no par value.

The preferred stock may be issued from time to time in one or more series.  The corporation’s Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon the preferred stock or any series thereof with respect to any wholly-unissued series of preferred stock, and to fix the number of shares constituting any such series and the designation thereof.

The total number of shares of stock that corporation shall have authority to issue is 510,000,000, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of “blank check” preferred stock par value $0.001 per share.

Shares of preferred stock of the corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board prior to the issuance of any shares thereof.  Preferred stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board prior to the issuance of any shares thereof.  The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.*

Number of Directors
The Articles of Incorporation of the Company specified that the number of directors of the Company may be increased or diminished from time to time by the Bylaws, but may never be less than one.

The Bylaws of the Company provide that the number of directors of the corporation shall be not less than one nor more than ten until changed by a duly adopted amendment to the Articles of Incorporation or the Bylaws.

Pursuant to the Articles of Incorporation, the number of directors of the corporation may be increased or decreased in the manner provided in the Bylaws of the corporation; provided, that the number of directors shall never be less than one.  In the interim between elections of directors by shareholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the shareholders entitled to vote which are not filled by said shareholders, may be filled by the remaining directors, though less than a quorum.

The Bylaws provided that the number of directors who shall constitute the Board shall equal not less than 1 nor more than 10, as the Board or majority shareholders may determine by resolution from time to time.*

Appointment of Directors
Directors shall be elected at each annual meeting of the shareholders to hold office until the next annual meeting. If any such annual meeting of shareholders is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

Except as may otherwise be provided in the Bylaws, or in the Articles of Incorporation by way of cumulative voting rights, the members of the Board of Directors, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares of stock present in person or by proxy, entitled to vote in the election

Vacancies on the Board of Directors, except for a vacancy created by the removal of a director, may be filled by a majority of the remaining directors, or, if the number of directors then in office is less than a quorum, by (1) the unanimous written consent of the directors then in office, (2) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with Section 607.0823 of the FBCA, or (3) a sole remaining director. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

A vacancy in the Board of Directors created by the removal of a director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

The stockholders of the Company shall elect the directors at the annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies).  Directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

Each director shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

Any vacancy on the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause may be filled by a majority of the remaining directors, a sole remaining director, or the majority stockholders.  Any director elected to fill a vacancy shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.*

Annual Meetings
The Bylaws state that the annual meeting of shareholders shall be held on the first Monday of March of each year; however, if such day falls on a legal holiday, then on the next business day following at the same time, the shareholders shall elect a Board and transact such other business as may properly come before the meeting.

The Bylaws state that the shareholders of the Company shall hold their annual meetings for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings at such time, date and place as the Board shall determine by resolution.*

Special Meetings
Special meetings of the shareholders for any purpose or purposes whatsoever, may be called at any time by the Board, the Chairman of the Board, the President, or by one or more shareholders holding shares in the aggregate entitled to cast not less than 50% of the votes at any such meeting.

If a special meeting is called by any person or persons other than the Board, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President or the Secretary of the corporation. The officer receiving such request shall forthwith cause notice to be given to the shareholders entitled to vote, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than 10 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice in the manner provided in the Bylaws or upon application to the Superior Court as provided in Section 607.0705 of the FBCA.

The Board, the Chairman of the Board, the President or a committee of the Board duly designated and whose powers and authority include the power to call meetings may call special meetings of the shareholders of the Company at any time for any purpose or purposes.  Special meetings of the shareholders of the Company may also be called by the holders of at least 30% of all shares entitled to vote at the proposed special meeting.

If any person(s) other than the Board or the Chairman call a special meeting, the request shall:

(i) be in writing;

(ii) specify the general nature of the business proposed to be transacted; and

(iii) be delivered personally or sent by registered mail or by facsimile transmission to the Secretary of the Company.

(iv) additionally, if the special meeting is called by shareholders as provided above, the request shall include documentation sufficient to confirm the shareholder(s) total ownership of shares entitled to vote at the proposed special meeting.

Upon receipt of such a request, the Board shall determine the date, time and place of such special meeting, which must be scheduled to be held on a date that is within ninety (90) days of receipt by the Secretary of the request therefor, and the Secretary of the Company shall prepare a proper notice thereof. No business may be transacted at such special meeting other than the business specified in the notice to shareholders of such meeting.*

Shareholder Proposals	Not referenced in current organizational documents.
Stockholders who intend to propose any action at an annual meeting of stockholders must timely notify the Secretary of the Company of such intent.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not earlier than the close of business on the day which falls 120 days prior to the one year anniversary of the Company’s last annual meeting of stockholders and not later than the close of business on the day which falls 90 days prior to the one year anniversary of the Company’s last annual meeting of stockholders, together with written notice of the shareholder’s intention to present a proposal for action at the meeting, unless the Company’s annual meeting date occurs more than 30 days before or 30 days after the one year anniversary of the Company’s last annual meeting of stockholders. In that case, the Company must receive proposals not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which the Company first makes a public announcement of the date of the annual meeting. Such notice must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A of the Exchange Act.  Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder. The Board of Directors reserves the right to refuse to submit any such proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete.

Director Nominations	Not referenced in current organizational documents.
Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to notice of and to vote at such meeting and (ii) who complies with the notice procedures set forth in the Bylaws.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such Stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Adjournments
When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the Board shall set a new record date. Notice of any adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

When the shareholders adjourn a meeting to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the shareholders may transact any business which they may have transacted at the original meeting.  If the adjournment is for more than 30 days or, if after the adjournment, the Board or a committee of the Board fixes a new record date for the adjourned meeting, the Board or a committee of the Board shall give notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.*

Uncertificated Certificates	Not referenced in current organizational documents.	Shares of the capital stock of the Company may be certificated or uncertificated, as provided under Nevada Law.*

Electronic Notice to Shareholders	Not referenced in current organizational documents.
Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the Nevada Law, the Articles or the Bylaws, any notice to stockholders given by the Company under any provision of Nevada Law, the Articles or the Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.*

Undeliverable Notices	Not referenced in current organizational documents.
Whenever notice is required to be given, under any provision of the Nevada Law, the Articles or the Bylaws, to any stockholder to whom (a) notice of two (2) consecutive annual meetings, or (b) all, and at least two (2) payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person’s address as shown on the records of the Company and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Company a written notice setting forth such person’s then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Company is such as to require the filing of an amendment to the Articles with the Secretary of State of Nevada, the amendment need not state that notice was not given to persons to whom notice was not required to be given pursuant to Nevada Law.*

Review of Company Records
A shareholder or shareholders of the corporation holding at least 5% in the aggregate of the outstanding voting shares of the corporation may (i) inspect, and copy the records of shareholders’ names and addresses and shareholdings during usual business hours upon five days prior written demand upon the corporation, and/or (ii) obtain from the transfer agent by paying such transfer agent’s usual charges for such a list, a list of the shareholders’ names and addresses who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by the shareholders subsequent to the day of demand. Such list shall be made available by the transfer agent on or before the later of five days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder’s interest as a shareholder or as a holder of a voting trust certificate. Any inspection and copying may be made in person or by an agent or attorney of such shareholder or holder of a voting trust certificate making such demand.

At least 10 days before every meeting of shareholders, the Secretary shall prepare a list of the shareholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, showing the address of each shareholder and the number of shares registered in the name of each shareholder.  The Company shall make the list available for examination by any shareholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting will take place or at the place designated in the notice of the meeting.

The Secretary shall produce and keep the list at the time and place of the meeting during the entire duration of the meeting, and any shareholder who is present may inspect the list at the meeting.  The list shall constitute presumptive proof of the identity of the shareholders entitled to vote at the meeting and the number of shares each shareholder holds.

Any person who has been a shareholder of record of a corporation for at least 6 months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5 percent of all of its outstanding shares, upon at least 5 days’ written demand is entitled to inspect in person or by agent or attorney, during usual business hours, (a) a copy certified by the Secretary of State of the corporation’s Articles of Incorporation, and all amendments thereto; (b) a copy certified by an officer of the corporation of its bylaws and all amendments thereto; and (c) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are shareholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively, and make copies therefrom.

Additionally, under the NRS any person who has been a shareholder of record of any corporation and owns not less than 15 percent of all of the issued and outstanding shares of the stock of such corporation or has been authorized in writing by the holders of at least 15 percent of all its issued and outstanding shares, upon at least 5 days’ written demand, is entitled to inspect in person or by agent or attorney, during normal business hours, the books of account and all financial records of the corporation, to make copies of records, and to conduct an audit of such records. The right of shareholders to inspect the corporate records may not be limited in the articles or bylaws of any corporation.*

Proxies
The Bylaws states that at any shareholders’ meeting or any adjournment thereof, any shareholder of record having the right and entitled to vote thereat may be represented and vote by proxy appointed in an instrument.

A shareholder may exercise any voting rights in person or by his proxy appointed by an instrument in writing, which he or his authorized attorney-in-fact has subscribed and which the proxy has delivered to the Secretary of the meeting pursuant to the manner prescribed by law.

A proxy is not valid after the expiration of 13 months after the date of its execution (subject in all cases to Section 78.355 of the NRS), unless the person executing it specifies thereon the length of time for which it is to continue in force (which length may exceed 13 months) or limits its use to a particular meeting.  Each proxy is irrevocable if it expressly states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

The attendance at any meeting of a shareholder who previously has given a proxy shall not have the effect of revoking the same unless he notifies the Secretary in writing prior to the voting of the proxy. *

Director Removal
Any or all of the directors may be removed with or without cause by a vote of a majority of all the stock outstanding and entitled to vote at a special meeting of shareholders called for that purpose, provided that no director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of directors authorized at the time of the directors most recent election were then being elected; and when by the provisions of the Articles of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

At any meeting of shareholders of the corporation called for that purpose, the holders of two-thirds of the shares of capital stock of the corporation entitled to vote at such meeting may remove from office any or all of the Directors, with or without cause.†

Record Date
The Board of Directors may fix, in advance, a date not exceeding 60 days, nor less than ten days, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders is the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day preceding the day on which the meeting is held. The record date for determining shareholders for any other purpose is the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of shareholders of record entitled to notice of, or to vote at, any meeting of shareholders has been made such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board or a committee of the Board may fix in advance a date as the record date for any such determination of shareholders.  However, the Board shall not fix such date, in any case, more than 60 days nor less than 10 days prior to the date of the particular action.

If the Board or a committee of the Board does not fix a record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, the record date shall be at the close of business on the day next preceding the day on which notice is given or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held or the date on which the Board adopts the resolution declaring a dividend. †

Registered Agent	Registered Agent Solutions, Inc. 155 Office Plaza Drive, Suite A Tallahassee, FL 32301	InCorp Services, Inc. 2360 Corporate Circle Ste 400 Henderson, NV 89074-7722†

*	This change was made at the discretion of the Company and not as a result of statutory requirements of the NRS.

†	This change was made pursuant to the statutory requirements of the NRS.

COMPARATIVE RIGHTS OF SHAREHOLDERS UNDER FLORIDA AND NEVADA LAW

Despite the differences between the Articles of Incorporation and Bylaws of Saga Energy (attached hereto as Appendix C and Appendix D, respectively) and the Articles of Incorporation and Bylaws of Gulf E&P (Attached hereto as Appendix E and Appendix F, respectively), the voting rights, votes required for the election of directors and other matters, material indemnification provisions, procedures for amending the Articles of Incorporation and Bylaws, and dividend and liquidation rights will not change in any material way. This chart does not address each difference between the FBCA and the NRS but focuses on all differences which the Company believes will materially impact shareholders’ rights. This chart is qualified in its entirety by reference to the FBCA and the NRS.

FLORIDA	NEVADA

TRANSACTIONS WITH OFFICERS AND DIRECTORS

Under the FBCA, no contract or other transaction between a corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable if:

(a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

(b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee, or the shareholders.

Under Nevada law, such transactions are not automatically void or voidable if:

(i) the fact of the common directorship, office or financial interest is known to the Board or committee, and the Board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose, without counting the vote or votes of the common or interested director or directors, or

(ii) the fact of the common directorship, office or financial interest is known by the shareholders, and the contract or transaction, is in good faith, ratified or approved by the holders of a majority of the voting power, or

(iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the Board of Directors for actions, or

(iv) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve or ratify a contract or transactions.

CLASSIFIED BOARD OF DIRECTORS

The FBCA permits classification of a corporation’s Board of Directors into one, two or three classes, with each class composed of as equal a number of directors as is possible, if provided for in a corporation’s Articles of Incorporation, in its initial bylaws or in subsequent bylaws adopted by a vote of the shareholders.
The NRS also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually.

ELECTION AND REMOVAL OF DIRECTORS

The FBCA provides that directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the articles provide otherwise (the Company’s current Bylaws provide that directors are to be appointed by a majority of the votes cast, which is amended by the adoption of the Nevada Bylaws pursuant to the Merger, described above under “Significant Changes in the Company’s Charter and Bylaws to be Implemented by the Reincorporation”).

Under the FBCA, shareholders may remove a director with or without cause, unless the articles provide otherwise. The FBCA also provides that if a director is elected by a voting group of shareholders, only the shareholders of that group may participate in the vote to remove the director. A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her. Shareholders may remove a director of a Florida corporation at a meeting called for the purpose of such removal.

Under the FBCA, unless the articles provide otherwise, a vacancy on the board may be filled the affirmative vote of a majority of directors remaining in office or by the shareholders.

The NRS provides that unless provided otherwise in the NRS, the Articles of Incorporation or the Bylaws require more than a plurality of the votes cast, directors of every corporation must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election.

In Nevada, a director will hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified, and a director may be removed during his or her term with or without cause. Such removal must be approved by the vote of not less than two thirds of the voting power of the corporation at a meeting called for that purpose.

Vacancies on the Board may be filled under the NRS by the directors.

INSPECTION OF BOOKS AND RECORDS

Under the FBCA, Florida corporations are required to maintain the following records, which any shareholder of record may, after at least five business days’ prior written notice, inspect and copy: (1) the articles and bylaws, (2) certain board and shareholder resolutions, (3) certain written communications to shareholders, (4) names and addresses of current directors and officers and (5) the most recent annual report. In addition, shareholders of a Florida corporation are entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days’ prior written notice to the corporation and (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose.

In Nevada certain shareholders have the right to inspect certain books and records of the Corporation.

In Nevada, such a right is available to any shareholder of record of a corporation for at least six months immediately preceding the demand, or any person holding at least 5% of all of its outstanding shares.

Under the NRS, the books and records that may be inspected are the company‘s stock ledger, a list of its shareholders, and its other books and records.

Under the NRS, the inspection is to take place during normal business hours and copies of the inspected documents may be made by the shareholder.

Additionally, any person who has been a shareholder of record of any corporation and owns not less than 15 percent of all of the issued and outstanding shares of the stock of such corporation or has been authorized in writing by the holders of at least 15 percent of all its issued and outstanding shares, upon at least 5 days’ written demand, is entitled to inspect in person or by agent or attorney, during normal business hours, the books of account and all financial records of the corporation, to make copies of records, and to conduct an audit of such records.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS

Under the FBCA, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless the director breached or failed to perform his duties as a director under certain circumstances, including: a violation of criminal law, a transaction from which the director derived an improper personal benefit, conscious disregard for the best interests of the corporation, willful misconduct, bad faith or disregard of human rights, safety, or property.

Under the FBCA, a Florida corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The FBCA provides that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. The FBCA also provides that, unless a corporation’s Articles of Incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the Board of Directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

Nevada law provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made either:

(i) by the shareholders;

(ii) by the Board by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

(iii) if a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(iv) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

The Articles of Incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions do not affect any right to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

Under the FBCA, a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the Board of Directors and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon. The FBCA allows the Board of Directors or the Articles of Incorporation to establish a higher vote requirement.

The FBCA does not require shareholder approval from the shareholder of a surviving corporation if:

• the articles of the surviving corporation will not differ, with certain exceptions, from its articles before the merger; and

• each shareholder of the surviving corporation whose shares were outstanding immediately prior to the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the transaction.

Under the FBCA, a parent corporation owning at least 80 percent of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself, may merge itself into the subsidiary, or may merge the subsidiary into and with another subsidiary in which the parent corporation owns at least 80 percent of the outstanding shares of each class of the subsidiary without the approval of the shareholders of the parent or subsidiary. In a merger of a parent corporation into its subsidiary corporation, the approval of the shareholders of the parent corporation shall be required if the Articles of Incorporation of the surviving corporation will differ, except for amendments enumerated therein, from the Articles of Incorporation of the parent corporation before the merger, and the required vote shall be the greater of the vote required to approve the merger and the vote required to adopt each change to the Articles of Incorporation as if each change had been presented as an amendment to the Articles of Incorporation of the parent corporation.

Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the Articles of Incorporation, no vote of shareholders of the corporation surviving a merger is necessary if:

(i) the merger does not amend the Articles of Incorporation of the corporation;

(ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and

(iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger, plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

RECORD DATE

Under the FBCA (1) the bylaws may fix or provide the manner of fixing the record date for one or more voting groups in order to determine the shareholders entitled to notice of a shareholders’ meeting, to demand a special meeting, to vote, or to take any other action. If the bylaws do not fix or provide for fixing such a record date, the Board of Directors of the corporation may fix the record date. In no event may a record date fixed by the Board of Directors be a date preceding the date upon which the resolution fixing the record date is adopted.

(2) If not otherwise provided by or pursuant to the bylaws, the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder delivers his or her demand to the corporation.

(3) If not otherwise provided by or pursuant to the bylaws and no prior action is required by the Board of Directors pursuant to this act, the record date for determining shareholders entitled to take action without a meeting is the date the first signed written consent is delivered to the corporation. If not otherwise fixed, and prior action is required by the Board of Directors, the record date for determining shareholders entitled to take action without a meeting is at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(4) If not otherwise provided by or pursuant to the bylaws, the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders’ meeting is the close of business on the day before the first notice is delivered to shareholders.

(5) A record date may not be more than 70 days before the meeting or action requiring a determination of shareholders.

Unless a period of more than 60 days or a period of less than 10 days is prescribed or fixed in the Articles of Incorporation, the directors may prescribe a period not exceeding 60 days before any meeting of the shareholders during which no transfer of stock on the books of the corporation may be made, or may fix, in advance, a record date not more than 60 or less than 10 days before the date of any such meeting as the date as of which shareholders entitled to notice of and to vote at such meetings must be determined. Only shareholders of record on that date are entitled to notice or to vote at such a meeting. If a record date is not fixed, the record date is at the close of business on the day before the day on which the first notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders applies to an adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting. The Board of Directors must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

DIVIDENDS

Under the FBCA, no distribution may be made if, after giving it effect: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation‘s total assets would be less than the sum of its total liabilities plus (unless the Articles of Incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation’s total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

APPRAISAL RIGHTS; DISSENTERS‘ RIGHTS

Under the FBCA, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including in the case of a merger or consolidation, a sale or exchange of all of substantially all the assets of a corporation or amendments to the Articles of Incorporation that adversely affect the rights or preferences of the shareholders. These rights are not provided when the dissenting shareholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation, or if the shares of the corporation are listed on a national securities exchange, designated as a national market system security by the Financial Industry Regulatory Authority nor held of record by more than 2,000 shareholders.

Unlike the FBCA, the NRS does not provide for dissenters’ rights in the case of a sale of assets. Like the FBCA, the NRS similarly limits dissenters rights, when the shares of the corporation are listed on a national securities exchange included in the National Market System established by the Financial Industry Regulatory Authority or are held by at least 2,000 shareholders of record, unless the shareholders are required to accept in exchange for their shares anything other than cash or (i) shares in the surviving corporation, (ii) shares in another entity that is publicly listed or held by more than 2,000 shareholders, or (iii) any combination of cash or shares in an entity described in (i) or (ii).

SPECIAL MEETINGS OF SHAREHOLDERS

Under the FBCA, a special meeting of shareholders may be called by the Board of Directors or by the holders of at least 10 percent of the shares entitled to vote at the meeting, unless a greater percentage (not to exceed 50 percent) is required by the Articles of Incorporation, or by such other persons or groups as may be authorized in the Articles of Incorporation or the bylaws of the Florida corporation.

The NRS provides that a special meeting of shareholders may be called by: (i) a corporation‘s Board of Directors; (ii) any two members of the Board of Directors; or (iii) the President of the corporation, provided that the Company’s Bylaws (described above under “Significant Changes in the Company’s Charter and Bylaws to be Implemented by the Reincorporation”) provided that special meetings of the shareholders of the Company may be called by the holders of at least 30% of all shares entitled to vote at the proposed special meeting.

DISSOLUTION

Under FBCA, the Board of Directors of a corporation may submit a proposal of voluntary dissolution to the shareholders. The Board of Directors must recommend dissolution to the shareholders as part of the dissolution proposal, unless the Board of Directors determines that because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders. The Board of Directors may condition the dissolution proposal on any basis. The shareholders must then approve the voluntary dissolution proposal by a majority vote of all votes entitled to be cast on that proposal, unless the Articles of Incorporation, bylaws adopted by the shareholders or the Board of Directors in making the dissolution proposal require a greater vote.

Alternatively, FBCA also provides that shareholders, without any action on the part of the Board of Directors, may decide to dissolve a corporation by written consent. In this case, the action must be approved by a majority vote of all votes entitled to be cast on that proposal. Within 10 days of obtaining the written consent of the shareholders, the corporation must notify all other shareholders who did not so consent concerning the nature of the action authorized. This notice is required to be sent to shareholders regardless of whether or not they were entitled to vote on the action.

Similarly, under Nevada law, a Board of Directors may adopt a resolution that the corporation be dissolved. The directors must recommend the dissolution proposal to the shareholders. The corporation must notify each shareholder entitled to vote on the dissolution proposal and the shareholders entitled to vote must approve the dissolution by a majority vote, unless the Articles of Incorporation or bylaws requires a greater percentage.

MERGER WITH SUBSIDIARY

The FBCA allows a merger with a subsidiary without shareholder approval if the parent owns 80% of each class of capital stock of the subsidiary and there is no material change to the Articles of Incorporation of the parent company as they existed before the merger.

Under the NRS, a parent corporation may merge with its subsidiary, without shareholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary and will be the surviving entity.

SHAREHOLDERS’ CONSENT WITHOUT A MEETING

Under the FBCA, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the action is taken by holders of at least the minimum number of votes necessary to authorize the action at a meeting and these shareholders execute a written consent setting forth the action.

The NRS permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the Articles of Incorporation expressly provide otherwise.

AMENDMENT TO CHARTER

The FBCA requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s Articles of Incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. A Florida corporation’s Board of Directors must recommend the amendment to the shareholders, unless such Board of Directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Nevada law requires the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s charter.

Nevada law does not require shareholder approval for the Board of Directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s charter documents grant such power to its Board of Directors. The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely.

CONTROL-SHARE ACQUISITION TRANSACTIONS

The FBCA has a “control-share” acquisition statute. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.

A corporation is subject to this provision if it has 100 or more shareholders, its principal place of business, principal office, or substantial assets within Florida, and either: (i) more than 10% of its shareholders reside in Florida; (ii) more than 10% of its shares are owned by residents of Florida; or (iii) 1,000 shareholders reside in Florida. Florida enacted the act to deter and hinder takeovers of Florida corporations. The FBCA generally provides that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of the corporation’s disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly-held Florida corporation.

Control-shares are shares, which, except for the FBCA, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges: (i) 20% or more but less than 331/3% of all voting power; (ii) 331/3% or more but less than a majority of all voting power; or (iii) a majority or more of all voting power.

Florida’s “control share” acquisition statute does not apply to us because we do not have our principal place of business or our principal office, or have substantial assets, within the state of Florida, and we also do not meet the other requirements described above in regards to total number and/or percentage of shareholders located in Florida.

Nevada’s “Acquisition of Controlling Interest Statute” applies to Nevada corporations that have at least 200 shareholders, with at least 100 shareholders of record being Nevada residents, and that do business directly or indirectly in Nevada.

Where applicable, the statute prohibits an acquiror from voting shares of a target company’s stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the company and a majority of the disinterested shareholders vote to restore the voting rights of the acquiror’s shares at a meeting called at the request and expense of the acquiror. If the voting rights of such shares are restored, shareholders voting against such restoration may demand payment for the “fair value” of their shares (which is generally equal to the highest price paid in the transaction subjecting the shareholder to the statute).

The NRS also restricts a “business combination” with “interested stockholders”, unless certain conditions are met, with respect to corporations which are not listed on a national securities exchange included in the National Market System established by the Financial Industry Regulatory Authority or are held by at least 2,000 shareholders of record and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than 10 percent of such shares.

A “business combination“ includes (a) any merger with an “interested stockholder,” or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder, (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an “interested stockholder,” having (i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation’s assets; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or (iii) representing 10% or more of the earning power or net income of the corporation, (c) any issuance or transfer of shares of the corporation or its subsidiaries, to the “interested stockholder,” having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the “interested stockholder,” (e) certain transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the “interested stockholder,” or (f) the receipt of benefits, except proportionately as a shareholder, of any loans, advances or other financial benefits by an “interested stockholder.”

An “interested stockholder” is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation’s voting stock.

A corporation to which this statute applies may not engage in a “combination” within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder’s acquisition of shares was approved by the Board of Directors before the interested stockholder acquired the shares. If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) (i) the Board of Directors of the corporation approves, prior to such person becoming an “interested stockholder”, the combination or the purchase of shares by the “interested stockholder” or (ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the “interested stockholder” at a meeting called no earlier than three years after the date the “interested stockholder” became such or (b) (i) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and (ii) prior to the consummation of the “combination”, except in limited circumstances, the “interested stockholder” will not have become the beneficial owner of additional voting shares of the corporation.

The Company has elected not to be governed by the “interested stockholder” combination rules of the NRS.

Regulatory Requirements

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Merger are the filing of Articles of Merger with the Department of State of Florida and the filing of Articles of Merger with the Secretary of State of Nevada, provided that we are required to provide FINRA ten days advance notice of the Merger.

Securities Act Consequences

The shares of Gulf E&P to be issued in exchange for our shares of common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”).  In that respect, Gulf E&P is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of the securities for purposes of the Securities Act.  After the Reincorporation Merger, Gulf E&P will be a publicly held company, its common stock will be traded on the OTCQB, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided.  Shareholders whose stock in the Company is freely tradable before the Reincorporation Merger will continue to have freely tradable shares of Gulf E&P.  Shareholders holding restricted securities of the Company will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject.  In summary, Gulf E&P and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation Merger as were the Company and its shareholders prior to the Merger.

Accounting Treatment

The Reincorporation Merger will be accounted for as a reverse merger under which, for accounting purposes, Gulf E&P would be considered the acquirer and would be treated as the successor to Saga Energy’s historical operations. Accordingly, Saga Energy’s historical financial statements would be treated as the financial statements of Gulf E&P.

APPRAISAL RIGHTS

Shareholders of Saga Energy will have appraisal rights under Florida law as a result of the Reincorporation Merger. Shareholders who oppose the Reincorporation Merger (“Dissenting Shareholders”) will have the right to receive payment for the value of their shares as set forth in Sections 607.1301 through 607.1333 of the FBCA (the “Florida Dissent Provisions”). A copy of these sections is attached as Appendix B to this Information Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

Under Section 607.1321 of the FBCA, such appraisal rights will be available only to those shareholders who comply with the following procedures: (i) the Dissenting Shareholder must file with Saga Energy within twenty (20) days after receiving this Information Statement, written notice of the intent to demand payment for the fair value of his or her shares of Saga Energy capital stock; and (ii) the Dissenting Shareholder must refrain from voting in favor of the Reincorporation (provided that because the Company’s majority shareholder has approved the Reincorporation Merger, no further vote is requested or needed).

Thereafter, the Company must deliver, no later than ten (10) days after the Effective Date, a written appraisal notice and form required by Section 607.1322 of the FBCA, to all shareholders who satisfied the requirements of Section 607.1321 (summarized above). The appraisal notice must provide for the shareholder to state: (1) the shareholder’s name and address; (2) the number, classes, and series of shares as to which the shareholder asserts appraisal rights; (3) that the shareholder did not vote for the transaction; (4) whether the shareholder accepts the corporation’s estimated fair value for the shares (which must be included with the appraisal notice and form as described below); and (5) if the offer is not accepted, the shareholder’s estimated fair value of the shares and a demand for payment of the shareholder’s estimated value plus interest. The appraisal notice and form must also state: where the form must be sent and where certificates for certificated shares must be deposited; a date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the appraisal notice and form are sent to Dissenting Shareholders; that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date; the date by which certificates evidencing the shares held by Dissenting Shareholder’s must be deposited with the corporation; the corporation’s estimate of the fair value of the shares; an offer to each shareholder who is entitled to appraisal rights to pay the corporation’s estimate of fair value; that, if requested in writing, the corporation will provide to the shareholder so requesting, within ten (10) days after the date specified for return of the written appraisal notice and form, the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and the date by which the notice to withdraw appraisal rights under Section 607.1323 of the FBCA must be received, which date must be within twenty (20) days after the date the corporation has set for receiving the appraisal notice and form.  The form must also be accompanied by financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation’s appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

A shareholder who wishes to exercise appraisal rights must return the form by the date specified in the notice. Alternatively, a shareholder who is dissatisfied with our offer of estimated fair value as set forth in the notice must notify us of his or her estimate of the fair value of shares by the due date for the form and demand payment of that estimate plus interest. Failure to return the form and, if applicable, share certificates, or notify us of his or her estimate of fair value by the due date will cause the shareholder to waive the right to demand payment.

A shareholder may withdraw its exercise of appraisal rights by notifying us, in writing, by the date designated in the appraisal notice. A shareholder who fails to withdraw in this manner may not thereafter withdraw without our written consent.

If the Dissenting Shareholder accepts our offer for payment of the estimated fair value for the shares, payment will be made within 90 days after our receipt of the form. However, if, we and the Dissenting Shareholder are unable to agree on a fair value for the Dissenting Shareholder’s shares, then we must within sixty (60) days after receiving the shareholder’s demand for payment file an action in a court of competent jurisdiction in Florida requesting that the fair value of the shares be found and determined. If we fail to institute such proceedings, any Dissenting Shareholder may do so in our name.

The costs and expenses of any dissent proceeding will be determined by the court and will ordinarily be assessed against us, but costs and expenses may be assessed against all or some of the dissenting shareholders, in such amounts as the court deems equitable, to the extent the court finds such dissenting shareholders acted “arbitrarily, vexatiously or not in good faith” in demanding payment after receiving an offer of payment from us. The court may also assess the reasonable fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

-	against us and in favor of any or all dissenting shareholders if the court finds that we did not substantially comply with the relevant requirements of Florida law;

-
against us or a dissenting shareholder, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted “arbitrarily, vexatiously or not in good faith” with respect to the rights provided by the Florida law; or

-
If the court finds that the services of counsel for any dissenting shareholder were of substantial benefit to the other dissenting shareholders similarly situated, and that the fees for the services should not be assessed against us, the court may award such counsel reasonable fees to be paid out of the amounts awarded to dissenting shareholders who were benefited.

The foregoing discussion only summarizes certain provisions of the Florida Dissent Provisions. Saga Energy shareholders are urged to review such provisions in their entirety, which are included as Appendix B to this Information Statement. Any Saga Energy shareholder who intends to dissent from the Reincorporation Merger should review the text of the Florida Dissent Provisions carefully and also should consult with his or her attorney. Any shareholders who fail to strictly follow the procedures set forth in such statutes will forfeit appraisal rights.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

CHANGE IN CORPORATE NAME

Immediately following the merger, Gulf E&P will be the surviving corporation, and our name shall be changed from “Saga Energy, Inc.” to “Gulf E&P Company”. The Company believes that the name Gulf E&P Company more adequately defines the new business of the Company following the closing of the Share Exchange Agreement entered into on January 2, 2014 with Gulf E&P Ltd, a Texas corporation (“Gulf”) and its sole shareholder, K&M LLC, a Texas limited liability company beneficially owned and controlled by J. Michael Myers, who subsequently became the Chairman, Chief Executive Officer and interim President and interim Chief Financial Officer of the Company, which transaction closed on January 4, 2014. Pursuant to the Share Exchange Agreement, Saga Energy acquired 100% of the outstanding shares of common stock of Gulf (which became a wholly-owned subsidiary of Saga Energy as a result of the transaction) in consideration for an aggregate of 50,000,000 shares of the Company’s Common Stock which were issued to K&M LLC. Concurrent with the closing of the Share Exchange Agreement, we changed our business focus to that of Gulf, oil and gas exploration and production. Gulf owns certain properties in the Gulf of Mexico and focuses on offshore production.

INCREASE IN AUTHORIZED SHARES

           The principal purpose for the Increase in Authorized Shares is to enhance flexibility in the event the Board determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets, to establish strategic relationships with corporate partners, to attract, retain and motivate key employees, or to prevent a takeover.  Currently the Company only has a total of 900,000 shares of authorized but unissued shares of Common Stock available for future issuance. We believe that it is in our best interests to affect the Increase in Authorized Shares in order to have additional authorized but unissued shares available for issuance to meet the aforementioned business needs as they arise. The availability of such shares will provide us with the flexibility to issue Common Stock for proper corporate purposes. It is impracticable to describe the transaction(s) in which the Common Stock will be issued because we are not contemplating an issuance in the proximate future.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

The Company anticipates that the Reincorporation Merger (and consequently, the name change and Increase in Authorized Shares) will become effective on [___________], 2014, or as soon thereafter as is practicable, which we will refer to as the “effective time.”

Our transfer agent, VStock Transfer, LLC, 77 Spruce Street, Suite 201, Cedarhurst, New York 11516 -Phone: (212) 828-8436 - Facsimile: (646) 536-3179, will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the “exchange agent.” Holders of shares with the former corporate name are asked to surrender to the exchange agent those certificates representing the former corporate name for certificates with the new corporate name, new CUSIP number and new state of formation. No new certificates will be issued to a shareholder until that shareholder has surrendered the shareholder’s outstanding certificate(s) together with a properly completed and executed letter of transmittal (which will be available from the exchange agent following the effective time) and has complied with such other requirements as set forth in the letter of transmittal. You will not receive a new stock certificate representing your post-Reincorporation Merger/name change shares until you surrender your outstanding certificate(s) representing your pre- Reincorporation Merger/name change shares.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE. THEY NEED TO BE EXCHANGED FOR CERTIFICATES WITH THE NEW CORPORATE NAME AND NEW CUSIP NUMBER.

RATIFICATION OF THE COMPANY’S 2014 STOCK INCENTIVE PLAN

On February [ ], 2014, the Company’s Board of Directors adopted, subject to the ratification of the shareholders, the Company’s 2014 Stock Incentive Plan (the “Plan”) in the form of the attached Appendix G (note that the Plan is in the name of Gulf E&P Company, the Company’s name following effectiveness of the Reincorporation Merger described above, is governed by Nevada law and reflects the Company’s state or organization as Nevada in contemplation of the Merger).  The Plan was ratified on February [ ], 2014, pursuant to the Written Consent, by the Majority Shareholder, and will be effective twenty calendar days after this Information Statement is sent or given to our shareholders.

The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The Plan is intended to secure for the Company the benefits arising from ownership of the Company’s Common Stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The Plan will provide an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors (or the Compensation Committee)  in its discretion shall deem relevant.  Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code.  Nonqualified (non-statutory stock options) granted under the Plan are not intended to qualify as incentive stock options under the Code.  See “Federal Income Tax Consequences?” below for a discussion of the principal federal income tax consequences of awards under the Plan.

No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Who will administer the Plan?

The Plan shall be administered by the Board of Directors of the Company and/or the Company’s Compensation Committee (if the Company has such a Committee and such Committee is provided the power and authority to administer such Plan). The Board shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

How much Common Stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of Common Stock, or a reorganization or reclassification of the Company’s Common Stock, the maximum aggregate number of shares of Common Stock which may be issued pursuant to awards under the Plan is 5,000,000 shares. Such shares of Common Stock shall be made available from the authorized and unissued shares of the Company.

If shares of Common Stock subject to an option or performance award granted under the Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the Plan.  If shares of restricted stock awarded under the Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall again be available under the Plan.  Where the exercise price of an option granted under the Plan is paid by means of the optionee’s surrender of previously owned shares of Common Stock, or our withholding of shares otherwise issuable upon exercise of the option as may be permitted under the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan.

How many securities have been granted pursuant to the Plan since its approval by the Board of Directors?

No shares of Common Stock, options, or other securities have been issued under the Plan since approved by the Board of Directors.

Does the Company have any present plans to grant or issue securities pursuant to the Plan?

The Company cannot determine the amounts of awards that will be granted under the Plan or the benefits of any awards to the executive officers, directors or employees who are not executive officers.  Under the terms of the Plan, the number of awards to be granted is within the discretion of the Board of Directors.

The Board may issue options, shares of restricted stock or other awards under the Plan for such consideration as determined in their sole discretion, subject to applicable law.

What will be the exercise price, vesting terms and expiration date of options and awards under the Plan?

The Board, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the option, provided however that at no time shall the exercise price be less than $0.001 par value per share of the Company’s Common Stock following the Merger.  Also, the exercise price of incentive stock options may not be less than the fair market value of the Common Stock subject to the option on the date of the grant and, in some cases (see “Who is eligible to participate in the Plan?” above), may not be less than 110% of such fair market value.  The exercise price of non-statutory options also may be less than the fair market value of the Common Stock on the date of grant.  The exercise price of options granted under the Plan must be paid either in cash at the time the option is exercised or, at the discretion of our Board, (i) by delivery of already-owned shares of our Common Stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

Options and other awards granted under the Plan may be exercisable in cumulative increments, or “vest,” as determined by our Board.  Our Board has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Board. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of Common Stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The expiration date of options and other awards granted under the Plan will be determined by our Board.  The maximum term of options and performance shares under the Plan is ten years, except that in certain cases the maximum term is five years.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)
the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)
in the absence of a prior expression of approval by the Board, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.  Non-incentive stock options are governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of our Board, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our Common Stock or by a combination of these means.

Federal income tax consequences?

The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the Plan.  This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option.  Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise.  A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise.  If the shares of Common Stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount.  If the recipient sells the shares of Common Stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant.  Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price.  However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock.  If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date.  On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin.  If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock.  Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000.  It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.  In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising “outside directors” and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant.  Awards to purchase restricted stock under the Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

May the Plan be modified, amended or terminated?

The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Article XI of the Plan, and/or terminate or suspend the Plan as provided in Article XI. Our Board may also amend the Plan at any time, and from time to time.  However, except as relates to adjustments upon changes in Common Stock, no amendment will be effective unless approved by our shareholders to the extent shareholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes.  Our Board may submit any other amendment to the Plan for shareholder approval if it concludes that shareholder approval is otherwise advisable.

 Unless sooner terminated, the Plan will terminate ten years from the date of its adoption by our Board, i.e., in January 2024.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this Information Statement as Appendix G.

APPROVAL FOR OUR BOARD OF DIRECTORS TO EFFECT, IN THEIR SOLE DISCRETION AND WITHOUT FURTHER SHAREHOLDER APPROVAL, A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK IN A RANGE OF 1-FOR-2 TO 1-FOR-10

On February [ ], 2014, pursuant to the Written Consent, the Majority Shareholder authorized our Board of Directors, in their sole discretion, without further approval or authorization of the Company’s shareholders, to affect a reverse stock split of the Company’s Common Stock at any time prior to February [ ], 2015, in a reverse split range of 1-for-2 to 1-for-10 (the “Reverse Split Ratio”), which specific ratio will be determined by our Board of Directors in their sole discretion (the “Reverse Split” and the “Reverse Split Authorization”), upon a determination by our Board of Directors that such a Reverse Split is in the best interests of our company and our shareholders. In lieu of any fractional share of Common Stock to which a shareholder would otherwise be entitled, the Company shall issue that number of shares of Common Stock as rounded up to the nearest whole share.  The Reverse Split Authorization, also provided the Board the right, in its sole discretion, without further shareholder approval or consent, to affect the Round Lot Rounding and in the event the Round Lot Rounding is implemented, no shareholder will hold less than 100 shares, no matter how many total shares of Common Stock that they held prior to the Reverse Split. In no event will the Board of Directors authorize the Reverse Split less than twenty calendar days after this Information Statement is sent or given to our shareholders.

The proposed Reverse Split would combine a whole number of outstanding shares of our Common Stock into one (1) share of Common Stock, thus reducing the number of outstanding shares without any corresponding change in our par value or market capitalization. As a result, the number of shares of our Common Stock owned by each shareholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so that the percentage of the outstanding shares owned by each shareholder would remain unchanged.

In connection with the Reverse Split, we will also re-authorize 500,000,000 shares of Common Stock (the total number of authorized shares of Common Stock we will have following the Reincorporation Merger), $0.001 par value per share and 10,000,000 shares of preferred stock, $0.001 par value per share.  The Common Stock and preferred stock will be re-authorized, to make it clear that such number of authorized shares of Common Stock and preferred stock will not be affected by the Reverse Split.

Due to the approval by our Majority Shareholder, our Board of Directors, without further shareholder approval or notice, has the authority, in its sole discretion, to determine whether or not to proceed with the Reverse Split of our issued and outstanding Common Stock in a ratio between 1-for-2 to 1-for-10 at any time prior to the one year anniversary of the Written Consent, February [ ], 2015.  If the Board of Directors determines, based on factors such as prevailing market and other relevant conditions and circumstances and the trading price of our Common Stock at that time, that the Reverse Split is in our best interests and in the best interests of our shareholders, it will, in its sole discretion, affect the Reverse Split, without any further shareholder approval or notice, in a ratio between 1-for-2 to 1-for-10. Following such determination, our Board of Directors will affect the Reverse Split by directing management to file a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State at such time as the Board has determined is appropriate to effect the Reverse Split in a form substantially similar to the attached Appendix H. The Reverse Split will become effective at the time specified in the amendment to our Articles of Incorporation after its filing with the Nevada Secretary of State, which we refer to as the “Effective Time”. The text of the proposed amendment to our Articles of Incorporation is subject to modification to include such changes as may be required by the office of the Nevada Secretary of State or as our Board of Directors deems necessary and advisable to affect the Reverse Split, provided that in no case may the Reverse Stock Ratio be other than in a ratio of between 1-for-2 to 1-for-10.

Our Board of Directors reserves the right, even after approval by our Majority Shareholder, to forego or postpone the filing of the Certificate of Amendment to our Articles of Incorporation in connection with the Reverse Split, if it determines such action is not in our best interests or the best interests of our shareholders. If the Reverse Split is not implemented by our Board of Directors and effected by the one year anniversary of the Written Consent, February [ ], 2015, the Reverse Split will be deemed abandoned, without any further effect. In this case, our Board of Directors may seek shareholder approval again, at a future date, for a reverse stock split if it deems a reverse stock split to be advisable at that time, but will in any case take no further action in connection with the current proposed Reverse Split, without further shareholder approval.

What Will The Purpose Of The Reverse Split Be?

The Board of Directors believes that reducing the number of outstanding shares of the Company’s Common Stock may increase the per share trading value of the Company’s Common Stock and position the Company more favorably for (a) uplisting to a national securities exchange such as NASDAQ or the NYSE MKT, which we believe would increase liquidity and unlock additional value for shareholders, assuming the listing requirements for such exchange(s) are met in the future; (b) future equity financings; and/or (c) an acquisition or development of an operating company or assets for the Company’s future development and growth.  The Board also believes that by having the shareholders approve the Board’s right to affect a Reverse Split in the range of 1-for-2 to 1-for-10, without further shareholder approval in the future, it will give the Board enhanced flexibility moving forward to affect such Reverse Split based on several factors, including the trading value of the Company’s Common Stock and the current market conditions at the time the Board approves such Reverse Split, if ever.

In addition to the above, our Board will consider that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels or stocks that have a limited number of shares available to trade. For the same reason, brokers may be reluctant to recommend lower-priced or low liquidity stocks to their clients, or may discourage their clients from purchasing such stocks. Other investors may be dissuaded from purchasing lower-priced stocks because the commissions, as a percentage of the total transaction, tend to be higher for such stocks. The combination of lower transaction costs and increased interest from investors could also have the effect of increasing the liquidity of our Common Stock.  The Reverse Split, if implemented, may increase the per share trading value of our Common Stock.

The Board does not intend for the Reverse Split to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. If the Board ultimately determines to affect the Reverse Split, no action on the part of the stockholders is required. The Board may determine to delay any split or determine not to affect any split at all.

The actual number of shares issued after giving effect to a forward or reverse split, if implemented, will depend on the stock split ratio that is ultimately determined by our Board of Directors.

We currently have no plans, proposals or arrangements, written or otherwise, regarding the issuance of the shares of Common Stock which will be authorized but unissued after the consummation of the Reverse Split.

How Will A Reverse Split Affect My Rights?

The completion of the Reverse Split will not affect any shareholder’s proportionate equity interest in our Company and will affect all Common Stockholders uniformly, except in connection with the Round Lot Rounding, discussed below, and except for the effect of rounding up fractional shares to a nearest whole share. For example, notwithstanding the Round Lot Rounding, a shareholder who owns a number of shares that prior to the Reverse Split represented one percent (1%) of the outstanding shares of the Company would continue to own one percent (1%) of our outstanding shares after the Reverse Split. However, the Reverse Split will have the effect of increasing the number of shares available for future issuance because of the reduction in the number of shares that will be outstanding after giving effect to the Reverse Split and because the amendment will also re-authorize 500,000,000 shares of Common Stock, $0.001 par value per share and 10,000,000 shares of preferred stock, $0.001 par value per share.

The Board has the right, in its sole discretion, without further shareholder approval or consent, to round each stockholder’s total shares up to a minimum of 100 shares, also called a “round lot” (the “Round Lot Rounding”).  As a result, in the event the Round Lot Rounding is implemented, no shareholder will hold less than 100 shares, no matter how many total shares of Common Stock that they held prior to the Reverse Split.  For example, if a shareholder owns 102 shares of Common Stock, prior to a 1 for 2 Reverse Split, that shareholder will own 100 shares of Common Stock, not 51 shares (102 divided by 2), after the Reverse Split if Round Lot Rounding is implemented. The issuance of shares of Common Stock in connection with the Round Lot Rounding will disproportionately benefit shareholders who hold less than 100 shares after the Reverse Split (who will have their percentage ownership in the Company increase slightly due to the rounding of their ownership up to 100 minimum shares), and shareholders holding more than 100 shares after the Reverse Split, whose holdings will not be affected by the Round Lot Rounding will have their percentage ownership in the Company diluted by the issuance of additional shares of Common Stock in connection with the Round Lot Rounding.

Also, because the Reverse Split will result in fewer shares of our Common Stock outstanding, the per share income/(loss), per share book value and other “per share” calculations in our quarterly and annual financial statements will be increased proportionately with the Reverse Split.

What Are Some Of The Potential Disadvantages Of The Reverse Split?

Reduced Market Capitalization.
While we expect that the reduction in our outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by a factor equal to the Reverse Split itself (from between 2 and 10 times, depending on what ratio of Reverse Split our Board believes is in our best interests), or that such Reverse Split will result in any permanent increase in the market price of our Common Stock, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price of our Common Stock decline after the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split. In some cases the stock price of companies that have affected Reverse Splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our Common Stock immediately after the effective date of the Reverse Split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the Reverse Split is effected, or that the Reverse Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding thereafter. Furthermore, a Reverse Split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the Reverse Split, then our overall market capitalization will be reduced.

Increased Transaction Costs; Round Lot Rounding.
The number of shares held by each individual stockholder will be reduced if the Reverse Split is implemented. In the event the Round Lot Rounding is not implemented, this will increase the number of stockholders who hold less than a “round lot”, or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares and the Round Lot Rounding is not implemented with the Reverse Split.

Possible Dilution
The issuance of shares of Common Stock in connection with the Round Lot Rounding will disproportionately benefit shareholders who hold less than 100 shares after the Reverse Split (who will have their percentage ownership in the Company increase slightly due to the rounding of their ownership up to 100 minimum shares), and shareholders holding more than 100 shares after the Reverse Split, whose holdings will not be affected by the Round Lot Rounding will have their percentage ownership in the Company diluted by the issuance of additional shares of Common Stock in connection with the Round Lot Rounding.

Liquidity.
Although our Board of Directors believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated resulting increase in the price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Authorized Shares; Future Financings.
Upon effectiveness of the Reverse Split, the number of authorized shares of Common Stock that are not issued or outstanding would increase. As a result, we will have an increased number of authorized but unissued shares of Common Stock which we may issue in financings or otherwise. If we issue additional shares, the ownership interests of our current shareholders may be diluted.

Anti-takeover effects.
The Reverse Split could have an anti-takeover effect, in that additional shares of Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, which could be exacerbated by the Reverse Split. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal, which could resist or frustrate a third-party transaction in the future, which may otherwise be favored by a majority of our independent shareholders. However, the Reverse Split is being affected for the primary purpose of providing us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. Although the increased proportion of unissued authorized shares to issued shares of Common Stock following the Reverse Split, could under certain circumstances have an anti-takeover effect, the Reverse Split is not being undertaken to accumulate shares of our Common Stock, obtain control of the Company or cause any anti-takeover effect.  Furthermore, we do not currently have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Additionally, other currently existing provisions of our Articles of Incorporation and Bylaws may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing our Board of Directors and management. Our Articles of Incorporation (as amended following the Reincorporation Merger) provide that our Board of Directors may issue, without further shareholder approval, up to 10,000,000 shares of Preferred Stock, par value $0.001 per share, in one or more classes or series within a class.

Any preferred stock issued in the future may rank senior to our Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. In addition, any such shares of preferred stock may have class or series voting rights. The issuance of additional shares of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock. According to our Bylaws and Articles of Incorporation (each as amended by the Reincorporation Merger), neither the holders of our Common Stock nor the holders of our preferred stock have cumulative voting rights in the election of our directors.

Will Fractional Shares Be Issued In Connection With The Reverse Split?

No.  In the event a shareholder would have received a fractional share of Common Stock following the Reverse Split, the Company will round up fractional shares to the nearest whole share. For example, a shareholder with 1,499 shares of Common Stock would receive 150 shares of our Common Stock following a 1 for 10 Reverse Split.

Additionally, the Board has the right, in its sole discretion, without further shareholder approval or consent, to affect the Round Lot Rounding.  As a result, in the event the Round Lot Rounding is implemented, no shareholder will hold less than 100 shares, no matter how many total shares of Common Stock that they held prior to the Reverse Split.  For example, if a shareholder owns 102 shares of Common Stock, prior to a 1 for 2 Reverse Split, that shareholder will own 100 shares of Common Stock, not 51 shares (102 divided by 2), after the Reverse Split if Round Lot Rounding is implemented. The issuance of shares of Common Stock in connection with the Round Lot Rounding will disproportionately benefit shareholders who hold less than 100 shares after the Reverse Split (who will have their percentage ownership in the Company increase slightly due to the rounding of ownership up to 100 minimum shares), and shareholders holding more than 100 shares after the Reverse Split, whose holdings will not be affected by the Round Lot Rounding will have their percentage ownership in the Company diluted by the issuance of additional shares of Common Stock in connection with the Round Lot Rounding.  The Company believes that such dilution will be minimal in aggregate.

What Will The Effect Of Our Reverse Split Be On Any Outstanding Options, Warrants And Convertible Securities?

While we do not currently have any outstanding options, warrants or other convertible securities, following the Reverse Split, (a) the exercise price and number of shares issuable in connection with the exercise of any options and warrants granted subsequent to the date hereof and prior to the Effective Time; and (b) the conversion price and number of shares issuable in connection with the conversion of any convertible security issued subsequent to the date hereof and prior to the Effective Time, will be adjusted in proportion to the Reverse Split approved by our Board of Directors within a ratio of 1-for-2 to 1-for-10.  For example, an outstanding warrant to purchase one share of Common Stock at an exercise price of $0.05 will, upon a Reverse Split in the ratio of 1:10, automatically adjust to have an exercise price of $0.50 per share.

The result of the proposed Reverse Split is shown in the table below:

	Issued and Outstanding shares of Common Stock	Shares of Common Stock Reserved For Issuance*	Authorized but unreserved (using 500,000,000 shares of Common Stock authorized, the total authorized following the Reincorporation Merger)
As of the date of this filing	99,100,000	- 0 -	900,000
Immediately following the effectiveness of the Reincorporation Merger	99,100,000	- 0 -	400,900,000
Following a 1:2 Reverse Split (1)	49,550,000 (2)	- 0 -	450,450,000 (2)
Following a 1:10 Reverse Split (1)	9,910,000 (2)	- 0 -	490,090,000 (2)

* Includes outstanding options, warrants and shares issuable in connection with the conversion of outstanding convertible securities.

(1) Assumes no additional shares of Common Stock are issued from the date such Reverse Split is approved and the date such Reverse Split is implemented by the Board of Directors.

(2) Does not include the effects of rounding or Round Lot Rounding as described above.

We currently have no plans, proposals or arrangements, written or otherwise, regarding the issuance of the shares of Common Stock which will be authorized but unissued after the consummation of the Reverse Split.

Exchange Act Matters

Our Common Stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Any forward or reverse split, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder. Our Common Stock is currently traded on the OTCQB Market under the symbol “SAGA”. If a forward or reverse split is done in connection with an initial listing on a national securities exchange such as The NASDAQ Capital Market or NYSE MKT, our Common Stock will be listed for quotation on the new exchange. In any event, our Common Stock will likely be traded under a new symbol (to be disclosed in a Form 8-K disclosing the effectiveness of the Merger), subject to our continued satisfaction of applicable listing requirements. The CUSIP number for our Common Stock will also change in connection with a Reverse Split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Effective Time and Exchange of Stock Certificates in the Event of a Reverse Split

A proposed Reverse Split would become effective as set forth in a Certificate of Amendment filed with the Nevada Secretary of State (which will not be a date prior to twenty days after the mailing of this Information Statement to shareholders).  At the Effective Time, shares of Common Stock issued and outstanding immediately prior thereto will be converted, automatically and without any action on the part of the shareholders, into new shares of Common Stock in accordance with the Reverse Split Ratio determined by the Board as set forth in this Information Statement. As soon as practical after the Effective Time, the shareholders will be notified that a Reverse Split has been effected.

Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the Effective Time, a letter of transmittal will be sent to our shareholders of record as of the Effective Time for purposes of surrendering to the transfer agent certificates representing pre-Reverse Split shares in exchange for certificates representing post-Reverse Split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the Effective Time, any certificates formerly representing pre-Reverse Split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-Reverse Split shares. You will not receive a new stock certificate representing your post-split shares until you surrender your outstanding certificate(s) representing your pre-split shares, together with the properly completed and executed letter of transmittal to the exchange agent and any other information or materials which the exchange agent may require. We will round fractional shares up to the nearest whole share and if the Board in its sole discretion decides to implement Round Lot Rounding, each stockholder’s total shares will be rounded up to a minimum of 100 shares.

PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE OR SUBMIT ANY OF YOUR CERTIFICATES UNTIL YOU ARE REQUESTED TO DO SO.

What Are The Federal Income Tax Consequences Of The Reverse Split?

The federal income tax consequences of the Reverse Split to our shareholders and to us are based on the Code, applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices of the United States Internal Revenue Service (the “Service”). Changes to the laws could alter the tax consequences, possibly with a retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Service regarding the federal income tax consequences of the proposed Reverse Split.

We will not recognize any gain or loss as a result of the Reverse Split.

WE URGE SHAREHOLDERS TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR CONSEQUENCES TO THEM.

MANAGEMENT

Executive Officers and Directors

The following table sets forth information concerning the directors and executive officers of the Company as of the date of this Information Statement:

Name	Age	Position	Director Since
J. Michael Myers	65	Chairman, Chief Executive Officer, interim President and interim Chief Financial Officer	January 2014

Ilyas Chaudhary	67	Director	September 2011

Lisa Waun	46	Secretary	N/A

Directors are elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified.  Officers serve at the discretion of the Board of Directors.

J. Michael Myers

Mr. Myers has served as the Chairman, Chief Executive Officer, interim President and interim Chief Financial Officer of the Company since January 2014. Mr. Myers has served as the President and Chief Executive Officer of Gulf E&P Ltd, an oil and gas production company, which became our wholly-owned subsidiary as a result of the Share Exchange Agreement described above, since June 2013.  From June 2009 to May 2013, Mr. Myers served as President of Canyon E&P Co., an oil and gas production company.  From 2002 to 2005, Mr. Myers served as Vice-President of Capco Energy, Inc., an oil and gas production company.  From 1979 to 2002, Mr. Myers has served as the President or Vice President of numerous oil and gas production companies located in Texas, Louisiana, Oklahoma and Kansas. Mr. Myers obtained a Bachelor’s degree in Political Science from the University of Oklahoma in 1974.  From 2009 to 2013, Mr. Myers served as a member of the Board of Directors of Canyon E&P Co.

Ilyas Chaudhary

Mr. Ilyas Chaudhary served as our President and CEO from August 2011 to January 2014 and has served as one of our directors since September 2011.  Since November 2005, he has been acting as the Chief Executive Officer and a director of Pyramid Petroleum Inc., a Canadian corporation (“Pyramid (CAN)”), where he acquired oil and gas assets in the Gulf of Mexico.  Since March 2010, he has also served as President and Director of Pyramid Petroleum Company (US) (“Pyramid (US)”), a wholly-owned Texas subsidiary of Pyramid (CAN), and since July 2011 as the President and the sole director of Pyramid GOM, Inc. (“Pyramid GOM”), a wholly-owned Texas subsidiary of Pyramid (US).  He has also served as the President of Saga Services & Equipment, Inc., a Texas corporation (“SSEI”), our wholly-owned subsidiary, since its inception in December 2011. Mr. Ilyas Chaudhary has served as the President of Blue Sky Langsa Ltd., an Indonesian company (“Blue Sky Langsa”); Blue Sky Energy; and Blue Sky International Holdings, a Canadian corporation (“Blue Sky International”) since December 2009, March 2010 and September 2009, respectively, and has served as a director of Blue Sky Energy since March 2010.  He has also served as a Director and President of Capco Energy, Inc., fka Alfa Resources, Inc., from September 1999 through September 2007.  In addition, Mr. Ilyas Chaudhary is also a trustee and Executive Director of the Danyal Chaudhary Foundation, a California non-profit corporation (the “Foundation”) since May 1997.  Mr. Ilyas Chaudhary has 35 years’ experience in various capacities in the oil and gas industry.

Lisa Waun

Ms. Waun has served as Secretary of the Company since January 31, 2014.  Ms. Waun has served as Office Manager and Chief of Accounting at Career Employment Services, which is a headhunter company since March 2013.  Ms. Waun served as chief accountant for Canyon E&P from March 2010 to February 2013.  Prior thereto, from March 2005 through February 2010, Ms. Waun served as the office manager/chief of accounting and realtor at Finley Malone Real Estate.

Family Relationships

There are family relationships among our directors or executive officers. Ms. Waun, our Secretary,  is the step-daughter of Mr. Myers, our Chief Executive Officer.

Involvement in Certain Legal Proceedings

Except as discussed below, our directors, executive officers and control persons have not been involved in any of the following events during the past ten years:

1.           any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.           any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.           being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.           being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

On April 7, 2008, Capco Energy Inc. (“Capco”) filed a petition for reorganization under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas, which plan was confirmed on July 22, 2009. Mr. Ilyas Chaudhary, our director, was Chief Executive Officer, Chief Financial Officer and a director of Capco from September 1999 to September 2007. In October 2007, Mr. Myers was appointed Acting President and Liquidating Trustee to take Capco through Chapter 11 Bankruptcy.  At Plan confirmation, all company debts were satisfied.

Committees of the Board

Our Company currently does not have nominating, compensation or audit committees or committees performing similar functions, nor does our Company have a written nominating, compensation or audit committee charter. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by the Board of Directors.

Our Company does not have any defined policy or procedural requirements for stockholders to submit recommendations or nominations for directors. The Board of Directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or stockholders, and make recommendations for election or appointment.

A stockholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our President, at the address appearing on the first page of this Information Statement.

Corporate Governance; Code of Conduct and Ethics

The Company promotes accountability for adherence to honest and ethical conduct; and will endeavor to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations. We have not adopted a formal Code of Conduct and Ethics. The Board of Directors evaluated the business of the Company and the number of employees and determined that since the business is operated by only a small number of employees, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines.   In the event our operations, employees and/or directors expand in the future, we may take actions to adopt a formal Code of Conduct and Ethics.

In lieu of an Audit Committee, the Company’s Board of Directors, is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company’s financial statements and other services provided by the Company’s independent public accountants. The Board of Directors reviews the Company’s internal accounting controls, practices and policies.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file reports of their ownership of, and transactions in, our Common Stock with the SEC and to furnish us with copies of the reports they file. Based solely upon our review of the Section 16(a) filings that have been furnished to us and filed with the SEC, and where applicable, written representations by our directors and executive officers, we believe that all filings required to be made under Section 16(a) during 2013 were timely made.

Executive and Director Compensation

General Compensation Discussion

All decisions regarding compensation for our executive officers and executive compensation programs are reviewed, discussed, and approved by the Board of Directors.  All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual’s contributions to our success, any significant changes in role or responsibility, and internal equity of pay relationships.

Summary Compensation Table

Set forth below is a summary of compensation for our Principal Executive Officer.  No executive officer received any compensation for his or her service as an executive officer during the periods presented.  There have been no annuity, pension or retirement benefits ever paid to our officers, directors or employees.

With the exception of reimbursement of expenses incurred by our Principal Executive Officer during the scope of his employment or service as a director, and unless expressly stated otherwise in a footnote below, our Principal Executive Officer did not receive any other compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Ilyas Chaudhary, Former President & Former CEO (1)	2013	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
	2012	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
________
(1)  Appointed as an officer on August 18, 2011, resigned as President and Chief Executive Officer on January 4, 2014.  Effective on January 4, 2014, the Board of Directors appointed J. Michael Myers as Chief Executive Officer, interim President and interim Chief Financial Officer of the Company.

Employment Agreements

The Company currently has no employment agreements with any of its officers.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to our officers, directors, or employees in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2013 or 2012, provided for or contributed to by us.

Director Compensation
Summary Director Compensation Table

The following table details all compensation earned by our non-executive directors during the fiscal year ended December 31, 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ricardo Hsu (1)	-	-	-	-	-	-	-
Shingo Araki (1)	-	-	-	-	-	-	-

(1)	Resigned effective January 4, 2014.

Grants of Plan Based Awards

There were no grants of plan based awards made in 2013 or 2012.

Outstanding Equity Awards at Fiscal Year-End

In order to compensate our officers and directors, the Company adopted an Incentive and Non-Statutory Stock Option Plan on February 1, 2007 (the “2007 Plan”).  Under the 2007 Plan, 5,000,000 shares of Common Stock are reserved for issuance as stock options.  The 2007 Plan shall terminate on February 1, 2017.

As of the date hereof, there are no options issued pursuant to the 2007 Plan.

Other than the 2007 Plan, the Company does not currently have any arrangements or contracts pursuant to which its officers and directors are compensated for any services, including any additional amounts payable for committee participation or special assignments, provided that as described above, the Company has recently adopted the 2014 Stock Incentive Plan.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

DELIVERY OF DOCUMENTS TO
SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we receive contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 710 N. Post Oak Road, Suite 550, Houston, Texas 77024, Attn: J. Michael Myers, Chief Executive Officer or by telephone at (214) 960-4742. If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

OTHER MATTERS

No security holder has requested the Company to include any proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this Information Statement.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Saga Energy, Inc.
Attn: J. Michael Myers, Chairman
710 N. Post Oak Road
Suite 550
Houston, Texas 77024

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the approval of the Amendment as discussed above, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

Dated: February [ ], 2014

By Order of the Board of Directors:

J. Michael Myers
Chief Executive Officer and Chairman

Appendices

Appendix A	Agreement and Plan of Merger
Appendix B	Florida Business Corporation Act Sections 607.1301 through 607.1333
Appendix C	Articles of Incorporation of Saga Energy, Inc.
Appendix D	Bylaws of Saga Energy, Inc. [Under the Company’s Former Name - Don Marcos Trading Co.]
Appendix E	Articles of Incorporation of Gulf E&P Company
Appendix F	Bylaws of Gulf E&P Company
Appendix G	2014 Stock Incentive Plan
Appendix H	Form of Certificate of Amendment to Articles of Incorporation (to affect Reverse Split)

APPENDIX A

AGREEMENT AND PLAN OF MERGER
OF
SAGA ENERGY, INC.
(a Florida corporation)
AND
GULF E&P COMPANY
(a Nevada corporation)

AGREEMENT AND PLAN OF MERGER (this “Agreement”) entered into on February [ ], 2014 by Saga Energy, Inc., a Florida corporation (“Saga Energy”), and approved by resolution adopted by its Board of Directors on said date, and entered into on February [ ], 2014, by Gulf E&P Company, a Nevada corporation (“Gulf E&P”), and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, Saga Energy is a business corporation established under the laws of the State of Florida;

WHEREAS, Gulf E&P is a business corporation established under the laws of the State of Nevada;

WHEREAS, Gulf E&P is the wholly-owned subsidiary of Saga Energy;

WHEREAS, the Florida Business Corporation Act (the “FBCA”) permits a merger of a business corporation of the State of Florida with and into a business corporation of another jurisdiction;

WHEREAS, Saga Energy does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of the Merger (hereinafter defined); and

WHEREAS, Saga Energy and Gulf E&P and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective shareholders to merge Saga Energy with and into Gulf E&P (the “Merger”) pursuant to the "provisions of the FBCA and pursuant to the provisions of the Nevada Revised Statutes (“NRS”) upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Saga Energy and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Gulf E&P and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter set forth in this Agreement.

1.            Saga Energy shall, pursuant to the provisions of the FBCA and to the provisions of the NRS, be merged with and into Gulf E&P, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under the name Gulf E&P Company pursuant to the provisions of the NRS. The separate existence of Saga Energy, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease at said effective time in accordance with the provisions of the FBCA.

2.           The present Articles of Incorporation of Gulf E&P will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the NRS.

3.           The present Bylaws of Gulf E&P will be the Bylaws of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the NRS.

4.           The directors and officers in office of the terminating corporation at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Bylaws of the surviving corporation.

5.           Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.  There is currently one (1) outstanding share of common stock of surviving corporation, which will be cancelled concurrently with the transactions contemplated herein.

6.           Shareholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

7.           Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

8.           In the event that this Agreement shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the FBCA and upon behalf of the surviving corporation in accordance with the provisions of the NRS, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Florida and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Florida and the State of Nevada and elsewhere to effectuate the Merger herein provided for.

9.           The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the Merger described herein.

10.           The effective time of this Agreement and the time at which the Merger shall become effective in the State of Florida and the State of Nevada, shall be on the last to occur of:

(a)           the date this Agreement, or Articles of Merger meeting the requirements of this Agreement, are filed with the Secretary of State of the State of Nevada; or

(b)            the date this Agreement, or Articles of Merger meeting the requirements of the FBCA, are filed with the Secretary of State (or other applicable agency) of the State of Florida.

11.           Shares of common stock of terminating corporation which are issued and outstanding immediately prior to the effective date and which are held by persons who are entitled to and have properly exercised, and not withdrawn or waived, appraisal or dissenters rights with respect thereto in accordance with the FBCA (the “Dissenting Shares” and the “Dissenting Shareholders”), will not be converted into securities of surviving corporation as provided above and will be entitled, in lieu thereof, to receive payment of the appraised value of such shares in accordance with the provisions of the FBCA, unless and until such holders fail to perfect or effectively withdraw or lose their rights to appraisal, dissent and payment under the FBCA.  If, after the effective date, any such holder fails to perfect or effectively withdraws or loses such right, such securities of terminating corporation will thereupon be treated as if they had been converted at the effective date into the right to receive securities of surviving corporation, as described above, without any interest thereon.

12.           Notwithstanding the full approval and adoption of this Agreement, this Agreement may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

13.           Notwithstanding the full approval and adoption of this Agreement, this Agreement may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Florida and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the shareholders of Saga Energy and the shareholders of Gulf E&P, no such amendment may (a) change the rate of exchange for any shares of Saga Energy or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Saga Energy; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the shareholders of Saga Energy or Gulf E&P.

14.           The captions and sections of this agreement are for convenience of reference only and shall not affect the meaning or construction of any of the terms or provisions of this agreement. Whenever the context so requires, all words used herein in any gender shall include the masculine, feminine, and neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated: February [ ], 2014

SAGA ENERGY, INC., a Florida corporation By:__________________________ Name: J. Michael Myers Title: President and Chief Executive Officer

GULF E&P COMPANY, a Nevada corporation By:______________________________ Name: Title:

APPENDIX B

SELECTED PROVISIONS OF THE FLORIDA BUSINESS CORPORATION ACT

607.1301 Appraisal rights; definitions.—The following definitions apply to ss. 607.1302-607.1333:
(1) “Affiliate” means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.
(2) “Beneficial shareholder” means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf.
(3) “Corporation” means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.
(4) “Fair value” means the value of the corporation’s shares determined:
(a) Immediately before the effectuation of the corporate action to which the shareholder objects.
(b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.
(c) For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.
(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.
(6) “Preferred shares” means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.
(7) “Record shareholder” means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.
(8) “Senior executive” means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.
(9) “Shareholder” means both a record shareholder and a beneficial shareholder.

607.1302 Right of shareholders to appraisal.—
(1) A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:
(a) Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104;
(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;
(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;
(d) An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;
(e) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(f) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:
1. Altering or abolishing any preemptive rights attached to any of his or her shares;
2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;
3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder’s voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;
4. Reducing the stated redemption price of any of the shareholder’s redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;
5. Making noncumulative, in whole or in part, dividends of any of the shareholder’s preferred shares which had theretofore been cumulative;
6. Reducing the stated dividend preference of any of the shareholder’s preferred shares; or
7. Reducing any stated preferential amount payable on any of the shareholder’s preferred shares upon voluntary or involuntary liquidation.
(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:
(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:
1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or
2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.
(b) The applicability of paragraph (a) shall be determined as of:
1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or
2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.
(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.
(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:
1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:
a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or
b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:
a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;
b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or
c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.
(e) For the purposes of paragraph (d) only, the term “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.
(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.
(4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:
(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation’s articles of incorporation, bylaws, or board of directors’ resolution authorizing the corporate action; or
(b) Was procured as a result of fraud or material misrepresentation.

607.1303 Assertion of rights by nominees and beneficial owners.—
(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.
(2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:
(a) Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.
(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

607.1320 Notice of appraisal rights.—
(1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders’ meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.
(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.
(3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders’ meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

607.1321 Notice of intent to demand payment.—
(1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders’ meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:
(a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder’s intent to demand payment if the proposed action is effectuated.
(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.
(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

607.1322 Appraisal notice and form.—
(1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.
(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:
(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:
1. The shareholder’s name and address.
2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.
3. That the shareholder did not vote for the transaction.
4. Whether the shareholder accepts the corporation’s offer as stated in subparagraph (b)4.
5. If the offer is not accepted, the shareholder’s estimated fair value of the shares and a demand for payment of the shareholder’s estimated value plus interest.
(b) State:
1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.
2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.
3. The corporation’s estimate of the fair value of the shares.
4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation’s estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.
6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.
(c) Be accompanied by:
1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation’s appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.
2. A copy of ss. 607.1301-607.1333.

607.1323 Perfection of rights; right to withdraw.—
(1) A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).
(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.
(3) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

607.1324 Shareholder’s acceptance of corporation’s offer.—
(1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation’s estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation’s receipt of the form from the shareholder.
(2) Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

607.1326 Procedure if shareholder is dissatisfied with offer.—
(1) A shareholder who is dissatisfied with the corporation’s offer as set forth pursuant to s.607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest.
(2) A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s.607.1322(2)(b)4.

607.1330 Court action.—
(1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.
(2) The proceeding shall be commenced in the appropriate court of the county in which the corporation’s principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.
(3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.
(5) Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder’s shares, plus interest, as found by the court.
(6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

607.1331 Court costs and counsel fees.—
(1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.
(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or
(b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.
(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.
(4) To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

607.1332 Disposition of acquired shares.—Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

607.1333 Limitation on corporate payment.—
(1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder’s option:
(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or
(b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.
(2) The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

APPENDIX C

ARTICLES OF INCORPORATION OF SAGA ENERGY, INC.

Division of Corporations https://ccfss1.dos.state.fl.us/scripts/efilcovr.exe

P99000042965

Florida Department of State
Division of Corporations
Public Access System
Katherine Harris, Secretary of State

Electronic Filing Cover Sheet

Note: Please print this page and use it as a cover sheet. Type the fax audit number (shown below) on the top and bottom of all pages of the document.

(((H99000011321 9)))

Note: DO NOT hit the REFRESH/RELOAD button on your browser from this page. Doing so will generate another cover sheet.

To:
Division of Corporations
Fax Number : (850)922-4001

From:
Account Name : EMPIRE CORPORATE KIT COMPANY
Account Number : 072450003255
Phone : (305)541-3694
Fax Number : (305)541-3770

FILED
99 MAY 11 AM 8:02
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

FLORIDA PROFIT CORPORATION OR P.A.

DON MARCOS TRADING, CO.

Certificate of Status	0
Certified Copy	1
Page Count	06
Estimated Charge	$78.75

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H99000011321

ARTICLES OF INCORPORATION

OF

DON MARCOS TRADING CO.

Article I

Name

The name of the corporation is DON MARCOS TRADING CO.

Article II

Duration

This corporation shall have perpetual existence.

FILED
99 MAY 11 AM 8:02
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Article III

Purpose

The corporation is formed for the following purposes:

(a) To engage in the specific business of coffee and cigar sales.

(b) To carry on any other lawful activity permitted by The Florida General Corporation Act.

Article IV

Capital Stock

This corporation is authorized to issue 100 shares, consisting of one class only, designated as "Common Stock", no par value. Each issued and outstanding share shall be

PETER W. METTLER, ESQ.
140 ROYAL PALM WAY
SUITE 202
PALM BEACH, FL 33480
561/832-7600
FLA. BAR NO. 163862

H99000011321

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H99000011321

entitled to one vote.

Article V

Initial Registered Office and Agent

The street address and the initial principal office of this corporation is 140 Royal Palm Way, #202, Palm Beach, FL 33480. The initial registered agent shall be Peter W. Mettler, Esq., 140 Royal Palm Way, #202, Palm Beach, FL 33480.

Article VI

Initial Board of Directors and Officers

This corporation shall have one director initially. The number of directors may be either increased or diminished from time to time by the bylaws, but shall never be less than one. The name and address of the initial officers and director of this corporation is:

Initial Officers and Director

Earl T. Shannon 140 Royal Palm Way, #202 Palm Beach, FL 33480	President/Secretary/Director

Article VII

Incorporator

The name and address of the person signing these Articles is:

Earl T. Shannon
140 Royal Palm Way, #202
Palm Beach, FL 33480

-2-

H99000011321

MAY-11-1999 16:44 EMPIRE CORPORATE KIT P.03/06

H99000011321

Article VIII

Powers

This corporation shall have all of the corporate powers enumerated in the Florida General Corporation Act.

IN WITNESS WHEREOF, the undersigned subscriber has executed these Articles of Incorporation this 11 day of May, 1999.

Earl T. Shannon

-3-

H99000011321

MAY-11-1999 16:44 EMPIRE CORPORATE KIT P.04/06

H99000011321

STATE OF FLORIDA

COUNTY OF PALM BEACH

BEFORE ME, the undersigned authority, personally appeared Earl T. Shannon, known to me and known by me to be the person described in and who subscribed to the above Articles of Incorporation and he acknowledged before me that he executed the same Articles of Incorporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the state and county set forth above, this 11 day of May, 1999.

(SEAL)

NOTARY PUBLIC

MY COMMISSION EXPIRES:

Kathleen Tamara Rabellino
Notary Public, State of Florida
Commission No. CC 587191
My Commission Exp. 10/10/2000
Bonded Through Fla. Notary Service & Bonding Co.

-4-

H99000011321

MAY-11-1999 16:44 EMPIRE CORPORATE KIT P.05/06

TOTAL P.06

H99000011321

CERTIFICATE OF DESIGNATION OF REGISTERED AGENT/REGISTERED OFFICE

Pursuant to the provisions of sections 607.0501 or 617.0501, Florida Statutes, the undersigned corporation, organized under the laws of the state of Florida, submits the following statement in designating the registered office/registered agent, in the state of Florida.

1. The name of the corporation is: DON MARCOS TRADING CO.

2. The name and address of the registered agent and office is:

   Peter W. Mettler, Esq., 140 Royal Palm Way, #202, Palm Beach, FL 33480

Having been named as registered agent and to accept service of process for the above stated corporation at the place designated in this certificate, I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relating to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent.

SIGNATURE P. W. Mettler

DATE 5/11/99

FILED
99 MAY 11 AM 8:02
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

REGISTERED AGENT FILING FEE: $35.00

DIVISION OF CORPORATIONS, P.O. BOX 6327, TALLAHASSEE, FL 32314

CR2E013(8/92)

H99000011321

MAY-11-1999 16:45 EMPIRE CORPORATE KIT P.06/06

Feb 06 03 0_:37p
Division of Corporations

P99000042965

Florida Department of State
Division of Corporations
Public Access System

Electronic Filing Cover Sheet

Note: Please print this page and use it as a cover sheet. Type the fax audit number (shown below) on the top and bottom of all pages of the document.

(((H03000044954 3)))

Note: DO NOT hit the REFRESH/RELOAD button on your browser from this page. Doing so will generate another cover sheet.

To:
Division of Corporations
Fax Number : (850)205-0380

From:
Account Name : FLORIDA FILING & SEARCH SERVICES
Account Number : I20000000189
Phone : (850)668-4318
Fax Number : (850)668-3398

RECEIVED
03 FEB -6 PM 2:44
DIVISION OF CORPORATIONS

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
2003 FEB -6 PM 2:49

BASIC AMENDMENT

DON MARCOS TRADING CO.

Certificate of Status	0
Certified Copy	0
Page Count	02
Estimated Charge	$35.00

Amendment
02/06/03
DC

1 of 2

2/6/03 2:30 PM

Feb 06 03 03:38p
02/06/03 11:27 FAX 9164970662 KARIS 002 p.2

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
2003 FEB -6 PM 2:49

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF

Don Marcos Trading Co.
(present name)

P99000042965
(Document Number of Corporation (If known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

FIRST: Amendment(s) adopted: *(indicate article number(s) being amended, added or deleted)*

Article IV: This corporation is authorized to issue Ten Million (10,000,000) shares of common stock with no par value and Five Million (5,000,000) shares of preferred stock with no par value.

SECOND: If an amendment provides for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

P99000042965

Feb 15 ... 04:01 ... Florida Research & Filing ... 850 ... 42 ... 6 ... Page 1

Division of Corporations

Florida Department of State

Division of Corporations

Public Access System

FILED
07 FEB 14 AM 11:06
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Electronic Filing Cover Sheet

Note: Please print this page and use it as a cover sheet. Type the fax audit number (shown below) on the top and bottom of all pages of the document.

(((H07000041319 3)))

H070000413193ABCZ

Note: DO NOT hit the REFRESH/RELOAD button on your browser from this page. Doing so will generate another cover sheet.

```
To:
     Division of Corporations
     Fax Number       : (850)205-0380

From:
     Account Name     : Florida Research & Filing Services, Inc.
     Account Number   : I20030000083
     Phone            : (850)656-6446
     Fax Number       : (850)942-6446
```

* RESUBMITTING W/ CORRECTIONS PLEASE RETAIN ORIGINAL SUBMISSION DATE 2/14/07

COR AMND/RESTATE/CORRECT OR O/D RESIGN

DON MARCOS TRADING CO.

RECEIVED
07 FEB 15 AM 8:00
DIVISION OF CORPORATIONS

Certificate of Status	0
Certified Copy	1
Page Count	04
Estimated Charge	$43.75

Electronic Filing Menu   Corporate Filing Menu   Help

Amend

https://efile.sunbiz.org/scripts/efilcovr.exe   2/14/2007

T. Roberts FEB 16 2007

Feb 15 07 04:01p Florida Research & Filing 850-942-6446 p.2

H07000041319

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Don Marcos Trading Co.

DOCUMENT NUMBER: P99000042965

The enclosed *Articles of Amendment* and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Lynne Bolduc
(Name of Contact Person)

Oswald & Yap
(Firm/ Company)

16148 Sand Canyon Avenue
(Address)

Irvine, CA 92618
(City/ State and Zip Code)

For further information concerning this matter, please call:

Lynne Bolduc (Name of Contact Person) at (949) 788-8900 (Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount:

- ☑ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee, Certificate of Status, Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

H07000041319

Feb 15 07 04:02p Florida Research & Filing 850-942-6446 p.3

H07000041319

Articles of Amendment
to
Articles of Incorporation
of

Don Marcos Trading Co.
(Name of corporation as currently filed with the Florida Dept. of State)

P99000042965
(Document number of corporation (if known))

FILED
07 FEB 14 AM 11:06
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Pursuant to the provisions of section 607.1006, Florida Statutes, this *Florida Profit Corporation* adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing):

(Must contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or "Co.")
(A professional corporation must contain the word "chartered", "professional association," or the abbreviation "P.A.")

AMENDMENTS ADOPTED- (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

(Attach additional pages if necessary)

If an amendment provides for exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

(continued)

H07000041319

Feb 15 07 04:02p Florida Research & Filing 850-942-6446 p.4

H07000041319

Article IV. is amended to read as follows:

As shares of the Corporation's common stock outstanding as of January 31, 2007 are subject to division, each share to be divided into five (5) shares. The par value of the shares shall remain unchanged.

H07000041319

Feb 15 07 04:02p Florida Research & Filing 850-942-6446 p.5

H07000041319

The date of each amendment(s) adoption: February 1, 2007

Effective date if applicable: ____________________
(no more than 90 days after amendment file date)

Adoption of Amendment(s) (CHECK ONE)

☑ The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval by ____________________."
(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signature ____________________
(By a director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Earl T. Shannon
(Typed or printed name of person signing)

President
(Title of person signing)

FILING FEE: $35

H07000041319

May 04 07 03:56p Florida Research & Filing 8509426446 p.1
Division of Corporations Page 1 of 1

P99000042965

Florida Department of State
Division of Corporations
Public Access System

Electronic Filing Cover Sheet

Note: Please print this page and use it as a cover sheet. Type the fax audit number (shown below) on the top and bottom of all pages of the document.

(((H07000124382 3)))

H070001243823ABC.

Note: DO NOT hit the REFRESH/RELOAD button on your browser from this page. Doing so will generate another cover sheet.

```
To:
     Division of Corporations
     Fax Number     : (850)205-0380

From:
     Account Name   : Florida Research & Filing Services, Inc.
     Account Number : I20030000083
     Phone          : (850)656-6446
     Fax Number     : (850)942-6446
```

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS
2007 MAY -4 AM 10:35

COR AMND/RESTATE/CORRECT OR O/D RESIGN

DON MARCOS TRADING CO.

RECEIVED
07 MAY -4 AM 8:00
DIVISION OF CORPORATIONS

Certificate of Status	0
Certified Copy	1
Page Count	04
Estimated Charge	$43.75

Electronic Filing Menu   Corporate Filing Menu   Help

CS 5/2/07
Amend

https://efile.sunbiz.org/scripts/efilcovr.exe 5/4/2007

May 04 07 03:55p Florida Research & Filing 850-942-6446 p.2

H07000124382

COVER LETTER

TO: Amendment Section
Division of Corporations

NAME OF CORPORATION: Don Marcos Trading Co.

DOCUMENT NUMBER: P99000042965

The enclosed *Articles of Amendment* and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Lynne Bolduc
(Name of Contact Person)

Oswald & Yap
(Firm/ Company)

16148 Sand Canyon Avenue
(Address)

Irvine, CA 92618
(City/ State and Zip Code)

For further information concerning this matter, please call:

Lynne Bolduc at (949) 788-8900
(Name of Contact Person) (Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount:

- ☑ $35 Filing Fee
- ☐ $43.75 Filing Fee & Certificate of Status
- ☐ $43.75 Filing Fee & Certified Copy (Additional copy is enclosed)
- ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address
Amendment Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

Street Address
Amendment Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

H07000124382

May 04 07 03:55p Florida Research & Filing 850-942-6446 p.3

FILED
SECRETARY OF STATE
DIVISION OF CORPORATIONS H07000124382

2007 MAY -4 AM 10: 36

Articles of Amendment
to
Articles of Incorporation
of

Don Marcos Trading Co.
(Name of corporation as currently filed with the Florida Dept. of State)

P99000042965
(Document number of corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this *Florida Profit Corporation* adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing):

(Must contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or "Co.")
(A professional corporation must contain the word "chartered", "professional association," or the abbreviation "P.A.")

AMENDMENTS ADOPTED- (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

If an amendment provides for exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

(continued)

H07000124382

May 04 07 03:55p Florida Research & Filing 850-942-6446 p.4

H07000124382

The date of each amendment(s) adoption: March 30, 2007

Effective date if applicable: ______________________
(no more than 90 days after amendment file date)

Adoption of Amendment(s) (CHECK ONE)

☑ The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval by ______________________."
(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signature ______________________
(By a director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Earl T. Shannon
(Typed or printed name of person signing)

President
(Title of person signing)

FILING FEE: $35

H07000124382

May 04 07 03:55p Florida Research & Filing 850-942-6446 p.5

H07000124382

Article IV, is amended to read as follows:

All shares of the Corporation's common stock outstanding as of March 30, 2007 are subject to division, each share to be divided into ten (10) shares. The par value of the shares shall remain unchanged.

H07000124382

08/21/2011 21:20 FAX 8502160460 FLORIDA FILING & SEARCH 001

P99000042965

Florida Department of State
Division of Corporations
Electronic Filing Cover Sheet

Note: Please print this page and use it as a cover sheet. Type the fax audit number (shown below) on the top and bottom of all pages of the document.

(((H11000208442 3)))

H110002084423ABCW

Note: DO NOT hit the REFRESH/RELOAD button on your browser from this page. Doing so will generate another cover sheet.

To:
Division of Corporations
Fax Number : (850)617-6380

From:
Account Name : FLORIDA FILING & SEARCH SERVICES
Account Number : I20000000189
Phone : (850)216-0457
Fax Number : (850)216-0460

2011 AUG 22 PM 2:27
SECRETARY OF STATE
TALLAHASSEE, FLORIDA
FILED

Enter the email address for this business entity to be used for future annual report mailings. Enter only one email address please.

Email Address: ____________________

RECEIVED
11 AUG 22 AM 8:26
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

COR AMND/RESTATE/CORRECT OR O/D RESIGN
DON MARCOS TRADING CO.

Certificate of Status	0
Certified Copy	1
Page Count	06
Estimated Charge	$43.75

NC Amend S 8-22-11

Electronic Filing Menu   Corporate Filing Menu   Help

1 8/22/2011

08/21/2011 21:20 FAX 8502160460 FLORIDA FILING & SEARCH 002

H11000208442

2011 AUG 22 PM 2:27
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Articles of Amendment
to
Articles of Incorporation
of

Don Marcos Trading Co.
(Name of Corporation as currently filed with the Florida Dept. of State)

P99000042965
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this *Florida Profit Corporation* adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

Saga Energy, Inc. *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable: *(Principal office address MUST BE A STREET ADDRESS)*

1509 East Chapman Avenue
Orange, CA 92866

C. Enter new mailing address, if applicable: *(Mailing address MAY BE A POST OFFICE BOX)*

1509 East Chapman Avenue
Orange, CA 92866

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent: Registered Agent Solutions, Inc.

New Registered Office Address: 155 Office Plaza Dr., Suite A
(Florida street address)

Tallahassee, Florida 32301
(City) *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

Sandra Linares, Assistant Secretary
Signature of New Registered Agent, if changing

Page 1 of 3

H11000208442

08/21/2011 21:20 FAX 8502160460 FLORIDA FILING & SEARCH ☑003

H 1 1 0 0 0 2 0 8 4 4 2

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
President/ Director	Earl T. Shannon	P.O. Box 7650 Ft. Lauderdale, FL 33338-7650	☐ Add ☑ Remove
CFO/Director	Scott W. Bodenweber	P.O. Box 7650 Ft. Lauderdale, FL 33338-7650	☐ Add ☑ Remove
Executive Vice President/ Director	Steven W. Hudson	P.O. Box 7650 Ft. Lauderdale, FL 33338-7650	☐ Add ☑ Remove

E. **If amending or adding additional Articles, enter change(s) here:**
(attach additional sheets, if necessary). (Be specific)

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

Page 2 of 3

H 1 1 0 0 0 2 0 8 4 4 2

08/21/2011 21:20 FAX 8502160460 FLORIDA FILING & SEARCH 004

H110002084 42

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
Secretary/ Director	Peter Wright	P.O. Box 7650 Ft. Lauderdale, FL 33338-7650	☐ Add ☑ Remove
Director	Mark E. Tupper	P.O. Box 7650 Ft. Lauderdale, FL 33338-7650	☐ Add ☑ Remove
CEO/President/ Director	Ilyas Chaudhary	1509 East Chapman Avenue Orange, CA 92866	☑ Add ☐ Remove

E. **If amending or adding additional Articles, enter change(s) here:**
(attach additional sheets, if necessary). (Be specific)

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

Page 2 of 3

H110002084 42

08/21/2011 21:20 FAX 8502160460 FLORIDA FILING & SEARCH 005

H11000208442

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
Director	George Djuhari	1509 East Chapman Avenue, Orange, CA 92866	☑ Add ☐ Remove
Secretary	Aamna Virk	1509 East Chapman Avenue, Orange, CA 92866	☑ Add ☐ Remove
Director	Boedi Tjahjono	1509 East Chapman Avenue, Orange, CA 92866	☑ Add ☐ Remove

E. If amending or adding additional Articles, enter change(s) here:
(attach additional sheets, if necessary). (Be specific)

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

Page 2 of 3

H11000208442

08/21/2011 21:20 FAX 8502160460 FLORIDA FILING & SEARCH 006

H11000208442

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:
(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
CFO	Dading Soetarso	1509 East Chapman Avenue Orange, CA 92866	☑ Add ☐ Remove
			☐ Add ☐ Remove
			☐ Add ☐ Remove

E. **If amending or adding additional Articles, enter change(s) here:**
(attach additional sheets, if necessary). (Be specific)

F. **If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:**
(if not applicable, indicate N/A)

Page 2 of 3

H11000208442

08/21/2011 21:21 FAX 8502160460 FLORIDA FILING & SEARCH 007

H11000208442

The date of each amendment(s) adoption: August 18, 2011
(date of adoption is required)

Effective date if applicable: ______________________
(no more than 90 days after amendment file date)

Adoption of Amendment(s) **(CHECK ONE)**

☑ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval by ______________________."
(voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated August 18, 2011

Signature ______________________
(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Ilyas Chaudhary
(Typed or printed name of person signing)

President and Chief Executive Officer
(Title of person signing)

Page 3 of 3

H11000208442

09/01/2011 23:18 FAX 8502160460 FLORIDA FILING & SEARCH 001

P99000042965

Florida Department of State

Division of Corporations
Electronic Filing Cover Sheet

Note: Please print this page and use it as a cover sheet. Type the fax audit number (shown below) on the top and bottom of all pages of the document.

(((H11000217801 3)))

H110002178013ABCV

Note: DO NOT hit the REFRESH/RELOAD button on your browser from this page. Doing so will generate another cover sheet.

```
To:
        Division of Corporations
        Fax Number      : (850)617-6380

From:
        Account Name    : FLORIDA FILING & SEARCH SERVICES
        Account Number  : I20000000189
        Phone           : (850)216-0457
        Fax Number      : (850)216-0460
```

Enter the email address for this business entity to be used for future annual report mailings. Enter only one email address please.

Email Address:______________________

COR AMND/RESTATE/CORRECT OR O/D RESIGN

SAGA ENERGY, INC.

Certificate of Status	0
Certified Copy	0
Page Count	01
Estimated Charge	$35.00

RECEIVED 11 SEP -2 AM 8:03 SECRETARY OF STATE TALLAHASSEE, FLORIDA

FILED 2011 SEP -2 PM 2:34 SECRETARY OF STATE TALLAHASSEE, FLORIDA

Electronic Filing Menu Corporate Filing Menu Help

1 9/2/2011

TBrown 9-2-11

09/01/2011 23:19 FAX 8502160460 FLORIDA FILING & SEARCH 002
H11000217801

ARTICLES OF CORRECTION

for

Saga Energy, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P99000042965
(Document Number (if known))

FILED
2011 SEP -2 PM 2:34
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Pursuant to the provisions of Section 607.0124 or 617.0124, Florida Statutes, this corporation files these Articles of Correction within *30 days of the file date of the document being corrected.*

These articles of correction correct Articles of Amendment to Articles of Incorporation.
(Document Type Being Corrected)

filed with the Department of State on August 22, 2011.
(File Date of Document)

Specify the inaccuracy, incorrect statement, or defect:

On page 3, the effective date of the Articles of Amendment to Articles of Incorporation was inadvertently omitted.

Correct the inaccuracy, incorrect statement, or defect:

The effective date of the Articles of Amendment to Articles of Incorporation should be corrected to state September 14, 2011.

(Signature of a director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of the receiver, trustee, or other court appointed fiduciary, by that fiduciary.)

Aamna Virk
(Typed or printed name of person signing)

Secretary
(Title of person signing)

Filing Fee: $35.00

H11000217801

APPENDIX D

AMENDED AND RESTATED
BYLAWS

OF

DON MARCOS TRADING CO.,
a Florida corporation

ARTICLE I
OFFICES

Section 1.    Principal Office. The principal office for the transaction of business of the Corporation is hereby fixed and located at 1850 Southeast 17th Street, Ste. 300, Ft. Lauderdale, FL 33316. The location may be changed by approval of a majority of the authorized directors, and additional offices may be established and maintained at such other place or places, either within or outside of Florida, as the Board of Directors may from time to time designate.

Section 2.    Other Offices. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the Corporation is qualified to do business.

ARTICLE II
DIRECTORS - MANAGEMENT

Section 1.    Powers, Standard of Care.

1.1    Subject to the provisions of the Florida General Corporation Act (hereinafter the “Code”), and subject to any limitations in the Articles of Incorporation of the Corporation relating to action required to be approved by the Shareholders, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board.

1.2    Standard of Care; Liability.   Each Director shall exercise such powers and otherwise perform such duties, in good faith, in the matters such Director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances. In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in which case prepared or presented by:

(1)    One or more officers or employees of the Corporation whom the Director believes to be reliable and competent in the matters presented,

(2)    Counsel, independent accountants or other persons as to which the Director believes to be within such person's professional or expert competence, or

(3)    A Committee of the Board upon which the Director does not serve, as to matters within its designated authority, which committee the Director believes to merit confidence, so long as in any such case the Director acts in good faith, after reasonable inquiry when the need therefor is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

Section 2.    Number and Qualification of Directors. The authorized number of Directors of the Corporation shall be not less than one nor more than ten until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Section 2 of Article II of these Bylaws. The exact number of directors may be fixed within the limits specified by resolution adopted by the vote of the majority of directors in office or by the vote of holders of shares representing a majority of the voting power at any annual meeting, or any special meeting called for such purpose; but no reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term. The exact number of directors shall be five until changed as provided in this Section 2 of Article II of these Bylaws.

Section 3.    Election and Term of Office of Directors.

3.1    Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting. If any such annual meeting of Shareholders is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of Shareholders held for that purpose. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.2    Except as may otherwise be provided herein, or in the Articles of Incorporation by way of cumulative voting rights, the members of the Board of Directors of this Corporation, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares of stock present in person or by proxy, entitled to vote in the election.

Section 4.    Vacancies.

4.1    A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at the meeting.

4.2    Vacancies on the Board of Directors, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining Directors, or, if the number of directors then in office is less then a quorum, by (1) the unanimous written consent of the Directors then in office, (2) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with Section 607.0823 of the Code, or (3) a sole remaining Director. Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified. A vacancy in the Board of Directors created by the removal of a Director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

4.3    The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

4.4    Any Director may resign, effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. When one or more directors give notice of his or her or their resignation from the Board of Directors, effective at a future date, the Board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each Director so appointed to hold office during the remainder of the term of office of the resigning Director(s).

4.5    No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

Section 5.    Removal of Directors.

5.1    The entire Board of Directors, or any individual Director, may be removed from office, with or without cause, by majority vote. In such case, the remaining members, if any, of the Board of Directors may elect a successor Director to fill such vacancy for the remaining unexpired term of the Director so removed.

5.2    No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of Directors authorized at the time of the Directors most recent election were then being elected; and when by the provisions of the Articles of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

Section 6.    Place of Meetings. Regular meetings of the Board of Directors shall be held at any place within or outside the state that has been designated from time to time by resolution of the Board of Directors. In the absence of such resolution, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board of Directors shall be held at any place within or outside the state that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to have been present in person at such meeting.

Section 7.    Annual Meetings. Immediately following each annual meeting of Shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers and the transaction of other business. Notice of this meeting shall not be required. Minutes of any meeting of the Board of Directors, or any committee thereof, shall be maintained as by the Secretary or other officer designated for that purpose.

Section 8.    Other Regular Meetings.

8.1    Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice, provided the time and place of such meetings has been fixed by the Board of Directors, and further provided the notice of any change in the time of such meeting shall be given to all the Directors. Notice of a change in the determination of the time shall be given to each Director in the same manner as notice for such special meetings of the Board of Directors.

8.2    If said day falls upon a holiday, such meetings shall be held on the next succeeding day thereafter.

Section 9.    Special Meetings/Notices.

9.1    Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any two Directors.

9.2    Notice of the time and place for special meetings shall be delivered personally or by telephone to each Director or sent by first class mail or telegram, charges prepaid, addressed to each Director at his or her address as it is shown in the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least two days prior to the time of holding the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or be telephone or to the telegram company at least 48 hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate same to the Director. The notice need not specify the purpose of the meeting, nor the place, if the meeting is to be held at the principal executive office of the Corporation.

Section 10.    Waiver of Notice.

10.1    The transactions of any meeting of the Board of Directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. Waivers of notice or consent need not specify the purposes of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting.

10.2    Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

Section 11.    Quorums. Presence of a majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article II. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted by the preceding sentence constitutes presence in person at such meeting. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum was present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or the Articles of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 12.    Adjournment. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13.    Notice of Adjournment. Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

Section 14.    Sole Director Provided by Articles or Bylaws. In the event only one Director is required by the Bylaws or the Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Board of Directors shall be deemed or referred as such notice, waiver, etc., by the sole Director, who shall have all rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described, as given to the Board of Directors.

Section 15.    Directors Action by Unanimous Written Consent. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board of Directors. Such consent shall be filed with the regular minutes of the Board of Directors.

Section 16.    Compensation of Directors. Directors, including directors also serving the corporation in another capacity and receiving separate compensation therefore, shall be entitled to receive from the corporation as compensation for their services as directors such reasonable compensation as the board may from time to time determine, and shall also be entitled to reimbursements for any reasonable expenses incurred in attending meeting of directors.

Section 17.    Committees. Committees of the Board of Directors may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of two or more members of the Board of Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Committees shall have such powers as those held by the Board of Directors as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by Section 607.0825 of the Code.

Section 18.    Meetings and Action of Committees. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article II, Sections 6, 8, 9, 10, 11, 12, 13 and 15, with such changes in the context of those Sections as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of the regular meetings of the committees may be determined by resolution of the Board of Directors as well as the committee, and special meetings of committees may also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

Section 19.    Advisors. The Board of Directors from time to time may request and/or hire for a fee one or more persons to be Advisors to the Board of Directors, but such persons shall not by such appointment be members of the Board of Directors. Advisors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation, and to furnish consultation to the Board of Directors. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board of Directors.

ARTICLE III
OFFICERS

Section 1.    Officers. The principal officers of the Corporation shall be a President, a Secretary, and a Treasurer who may also be called Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Direc-tors, a Chief Executive Officer, a Chairman of the Board, a Chief Operations Officer, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person.

Section 2.    Election of Officers. The principal officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his successor shall be duly elected and qualified, or until his death, resignation, or removal in the manner hereinafter provided.

Section 3.    Subordinate Officers, Etc. The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

Section 4.    Removal and Resignation of Officers.

4.1    Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the Directors at that time in office, at any regular or special meeting of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

4.2    Any officer may resign at any time by giving written notice to the Board of Directors. Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5.    Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to that office.

Section 6.    Chairman of the Board. The Chairman of the Board, if such an officer be elected, shall, if present, preside at the meetings of the Board of Directors and exercise and perform such other powers and duties as may, from time to time, be assigned by the Board of Directors or prescribed by the Bylaws. If there is no President, the Chairman of the Board shall, in addition, be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article III.

Section 7.    President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there is such an officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall preside at all meetings of the Shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall have the general powers and duties of management usually vested in the office of President of a corporation, shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

Section 8.    Vice President. In the absence or disability of the Chief Executive Officer, if any, and the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the Chief Executive Officer and President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer and President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Bylaws, the Chief Executive Officer, President, or the Chairman of the Board.

Section 9.    Secretary.

9.2    The Secretary shall keep, or cause to be kept, a book of minutes of all meetings of the Board of Directors and Shareholders at the principal office of the Corporation or such other place as the Board of Directors may order. The minutes shall include the time and place of holding the meeting, whether regular or special, and if a special meeting, how authorized, the notice thereof given, and the names of those present at Directors' and committee meetings, the number of shares present or represented at Shareholders' meetings and the proceedings thereof.

9.3    The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the Corporation's transfer agent, a share register, or duplicate share register, showing the names of the Shareholders and their addresses; the number and classes or shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

9.4    The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the Bylaws or by law to be given. The Secretary shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

Section 10.    Chief Financial Officer.

10.1    The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares issued. The books of account shall, at all reasonable times, be open to inspection by any Director.

10.2    The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of the transactions of the Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

Section 11.    Compensation of Officers. The compensation of all Officers of the Corporation shall be fixed from time to time by the Board of Directors. No officer shall be disqualified from receiving a salary by reason of his also being a Director of the Corporation and receiving compensation therefor.

ARTICLE IV
SHAREHOLDERS' MEETINGS

Section 1.    Place of Meetings. Meetings of the Shareholders shall be held at any place within or outside the state of Florida designated by the Board of Directors. In the absence of any such designation, Shareholders' meetings shall be held at the principal executive office of the Corporation.

Section 2.    Annual Meeting.

2.1    The annual meeting of the Shareholders shall be held on the first Monday in March at 10:00 a.m. at the corporation’s principal place of business.

2.2    If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same time. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may be properly brought before the meeting.

2.3    If the above date is inconvenient, the annual meeting of Shareholders shall be held each year on a date and at a time designated by the Board of Directors within a reasonable date of the above date upon proper notice to all Shareholders.

Section 3.    Special Meetings.

3.1    Special meetings of the Shareholders for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the Chairman of the Board, the President, or by one or more Shareholders holding shares in the aggregate entitled to cast not less than 50% of the votes at any such meeting.

3.2    If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President or the Secretary of the Corporation. The officer receiving such request shall forthwith cause notice to be given to the Shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than 10 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice in the manner provided in these Bylaws or upon application to the Superior Court as provided in Section 607.0705 of the Code. Nothing contained in this paragraph of this Section shall be construed as limiting, fixing or affecting the time when a meeting of Shareholders called by action of the Board of Directors may be held.

Section 4.    Notice of Meetings - Reports.

4.1    Notice of any Shareholders meetings, annual or special, shall be given in writing not less than 10 days nor more than 60 days before the date of the meeting to Shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of said Secretary or Assistant Secretary's neglect or refusal, by any Director or Stockholder.

4.2    Such notices or any reports shall be given personally or by mail or other means of written communication as provided in the Code and shall be sent to the Stockholder's address appearing on the books of the Corporation, or supplied by the Stockholder to the Corporation for the purpose of notice, and in the absence thereof, as provided in the Code by posting notice at a place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located.

4.3    Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (i) in case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the Board of Directors, at the date of mailing of notice, intends to present for action by the Shareholders. At any meetings where Directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented for election.

4.4    Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication. The officer giving such notice or report shall prepare and file in the minute book of the Corporation an affidavit or declaration thereof.

4.5    If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a Director has a direct or indirect financial interest, pursuant to Section 607.0832 of the Code, (ii) an amendment to the Articles of Incorporation, pursuant to Section 607.1003 of the Code, (iii) a reorganization of the Corporation, pursuant to Section 607.1008 of the Code, or (iv) dissolution of the Corporation, pursuant to Section 607.0120 of the Code, the notice shall also state the general nature of such proposal.

Section 5.    Quorum.

5.1    The holders of a majority of the shares entitled to vote at a Shareholders' meeting, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by the Code or by these Bylaws.

5.2    The Shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority of the shares required to constitute a quorum.

Section 6.    Adjourned Meeting and Notice Thereof.

6.1    Any Shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

6.2    When any meeting of Shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any adjourned meeting shall be given to each Stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

Section 7.    Waiver or Consent by Absent Shareholders.

7.1    The transactions of any meeting of Shareholders, either annual or special, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof.

7.2    The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of Shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 4.5 of this Article, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

7.3    Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice. A Shareholder or Shareholders of the Corporation holding at least 5% in the aggregate of the outstanding voting shares of the Corporation may (i) inspect, and copy the records of Shareholders' names and addresses and shareholdings during usual business hours upon five days prior written demand upon the Corporation, and/or (ii) obtain from the transfer agent by paying such transfer agent's usual charges for such a list, a list of the Shareholders' names and addresses who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by the Shareholders subsequent to the day of demand. Such list shall be made available by the transfer agent on or before the later of five days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The record of Shareholders shall also be open to inspection upon the written demand of any Shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder's interest as a Shareholder or as a holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of such Shareholder or holder of a voting trust certificate making such demand.

Section 8.    Maintenance and Inspection of Bylaws. The Corporation shall keep at its principal executive office, or if not in this state, at its principal business office in this state, the original or a copy of the Bylaws amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the state and the Corporation has no principal business office in this state, the Secretary shall, upon written request of any Shareholder, furnish to such Shareholder a copy of the Bylaws as amended to date.

Section 9.    Annual Statement of General Information. The Corporation shall, in a timely manner, in each year, file with the Department of State of Florida, on the prescribed form, the statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the Chief Executive Officer, Secretary and Chief Financial Officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of the service of process, all in compliance with Code Section 607.1622.

Section 10.    Action of Shareholders by Written Consent.

10.1    Any action required or permitted to be taken by the shareholder may be taken without a meeting, without prior notice and without a vote and with the same force and effect as if taken by a majority vote of shareholders, if authorized by a writing signed individually or collectively by a majority of the shareholders. Such consent shall be filed with the regular minutes of the shareholders.

10.2    Within 10 days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenters' rights are provided under this act, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of this act regarding the rights of dissenting shareholders.

ARTICLE V
AMENDMENTS TO BYLAWS

Section 1.    Amendment by Shareholders. All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of stock entitled to vote in the election of directors at any annual or special meeting of shareholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment

Section 2.    Amendment by Directors. The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation, provided, however, that the shareholders entitled to vote with respect thereto as in this Article V above-provided may alter, amend or repeal Bylaws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of shareholders or of the Board of Directors or to change any provisions of the Bylaws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the shareholders. If any bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the Bylaws so adopted, amended or repealed, together with a concise statement of the changes made.

Section 3.    Record of Amendments. Whenever an amendment or new Bylaw is adopted, it shall be copied in the corporate book of Bylaws with the original Bylaws, in the appropriate place. If any Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws.

ARTICLE VI
SHARES OF STOCK

Section 1.    Certificate of Stock.

1.1    The certificates representing shares of the Corporation's stock shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. The certificates shall bear the following: the Corporate Seal, the holder's name, the number of shares of stock and the signatures of: (1) the Chairman of the Board, the Chief Executive Officer, President or a Vice President and (2) the Secretary, Chief Financial Officer, any Assistant Secretary or Assistant Chief Financial Officer.

1.2    No certificate representing shares of stock shall be issued until the full amount of consideration therefore has been paid, except as otherwise permitted by law.

1.3    To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share of stock which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share of stock as of the time when those entitled to receive such fractions are determined; or its may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the corporation, exchangeable as therein provided for full shares of stock, but such scrip shall not entitle the holder to any rights of a stockholder, except as therein provided.

Section 2.    Lost or Destroyed Certificates.

The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of directors, it is proper to do so.

Section 3.    Transfer of Shares.

3.1    Transfer of shares of stock of the Corporation shall be made on the stock ledger of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares of stock with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of taxes as the Corporation or its agents may require.

3.2    The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4.    Record Date. In lieu of closing the stock ledger of the Corporation, the Board of Directors may fix, in advance, a date not exceeding 60 days, nor less than ten days, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders shall be at the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day preceding the day on which the meeting is held. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of shareholders of record entitled to notice of, or to vote at, any meeting of shareholders has been made, as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

ARTICLE VII
DIVIDENDS

Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amount, and at such time or times as the Board of Directors may determine.

ARTICLE VIII
FISCAL YEAR

The fiscal year of the Corporation shall be December 31, and may be changed by the Board of Directors from time to time subject to applicable law.

ARTICLE IX
CORPORATE SEAL

The corporate seal shall be circular in form, and shall have inscribed thereon the name of the Corporation, the date of its incorporation, and the word “Florida” to indicate the Corporation was incorporated pursuant to the laws of the State of Florida.

ARTICLE X
INDEMNITY

Section 1.    Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit, appeal or proceeding, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the corporation, its security holders or otherwise by reason of the fact that he or a person of whom he is the legal representative is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation or for its benefit as a director, officer, employee, or agent of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the Code from time to time against all expenses, liability and loss (including, without limitation attorneys’ fees and disbursements, judgments, fine penalties, damage, punitive damages, exise tax assessed with respect to an employee benefit plan, amounts paid or to be paid in settlement and cost or expense of any nature) reasonably incurred or suffered by him in connection therewith. The Board of Directors may, in its discretion, cause the expense of officers and directors incurred in defending a civil or criminal action, suit or proceeding to be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. No such person shall be indemnified against, or be reimbursed for, any expense or payments incurred in connection with any claim or liability established to have arisen out of his own willful misconduct or gross negligence. Any right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, which such directors, officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provision of law or otherwise, as well as their rights under this Article. If an indemnified director, officer or representative is entitled to indemnification in respect of a portion, but not all, of any liabilities to which such person may be subject, the Corporation shall indemnify such indemnified director, officer or representative to the maximum extent for such portion of the liabilities. The termination of a proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the indemnified director, officer or representative is not entitled to indemnification.

Section 2.    The Board of Directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

Section 3.    The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to the full extent permitted by the Code.

ARTICLE XI
MISCELLANEOUS

Section 1.    Shareholders' Agreements. Notwithstanding anything contained in this Article X to the contrary, in the event the Corporation elects to become a close corporation, an agreement between two or more Shareholders thereof, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the shares held by them shall be voted as provided therein or in Section 607.0731 of the Code, and may otherwise modify the provisions contained in Article IV, herein as to Shareholders' meetings and actions.

CERTIFICATE OF SECRETARY

I, the undersigned, certify that:

1.    I am the duly elected and acting Secretary of Don Marcos Trading Co., a Florida corporation; and

2.    The foregoing Bylaws, consisting of 16 pages, are the Bylaws of this Corporation as adopted by the Board of Directors.

IN WITNESS WHEREOF, I have subscribed my name and affixed the seal of this Corporation on this 2nd day of February, 2007.

/s/ Peter Wright Peter Wright, Secretary

APPENDIX E

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	GULF E&P COMPANY
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: Incorp Services, Inc. (Name) [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity: Street Address: City: Nevada Zip Code: Mailing Address (if different from street address): City: Nevada Zip Code:
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares *with par value:* 510,000,000 Par value per share: $ 0.001 Number of shares *without par value:*
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) J. Michael Myers (Name) 710 N. Post Oak Road, Suite 550 (Street Address) Houston (City) TX (State) 77024 (Zip Code) 2) (Name) Street Address: City: State: Zip Code:
5. Purpose: (optional; see instructions)	*The purpose of the corporation shall be:*
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	J. Michael Myers (Name) X (**Incorporator Signature**) 710 N. Post Oak Road, Suite 550 (Address) Houston (City) TX (State) 77024 (Zip Code)
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 4-10-09

ARTICLES OF INCORPORATION

OF

GULF E&P COMPANY
(Continued from prior page)

ARTICLE VIII.

The total number of shares of stock that Gulf E&P Company (the “Corporation”) shall have authority to issue is 510,000,000, consisting of 500,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 10,000,000 shares of “blank check” preferred stock par value $0.001 per share (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof.  Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

ARTICLE IX.

The number of directors of the Corporation may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, that the number of directors shall never be less than one.  In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

ARTICLE X.

No fully paid shares of any class of stock of the Corporation shall be subject to any further call or assessment in any manner or for any cause.  The good faith determination of the Board of Directors of the Corporation shall be final as to the value received in consideration of the issuance of fully paid shares.

ARTICLE XI.

The Corporation shall have perpetual existence.

ARTICLE XII.

The holders of a majority of the outstanding shares of stock which have voting power shall constitute a quorum at a meeting of stockholders for the transaction of any business unless the action to be taken at the meeting shall require a greater proportion.

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to fix the amount to be reserved as working capital over and above its paid-in capital stock, and to authorize and cause to be executed, mortgages and liens upon the real and personal property of the Corporation.

Any action required to be taken at any annual or special meeting of stockholders of the Corporation or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

ARTICLE XIII.

The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented.

ARTICLE XIV.

The Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

ARTICLE XV.

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XVI.

Shareholders of the Corporation shall not have cumulative voting rights nor preemptive rights.

ARTICLE XVII.

The Corporation, pursuant to Section 78.434 of the Nevada Revised Statutes (“NRS”), elects not to be governed by Sections 78.411 to 78.444 of the NRS, inclusive.

APPENDIX F

BYLAWS OF GULF E&P COMPANY
a Nevada corporation

Adopted February [ ], 2014

ARTICLE 1.
DEFINITIONS

1.1           Definitions.  Unless the context clearly requires otherwise, in these Amended and Restated Bylaws:

(a)
“Articles of Incorporation” or “Articles” means the Articles of Incorporation of Gulf E&P Company, as filed with the Secretary of State of the State of Nevada and includes all amendments thereto and restatements thereof subsequently filed.

(b)	“Board” means the board of directors of the Company and/or an authorized Committee of the Board, as applicable.

(c)	“Bylaws” means these Bylaws as adopted by the Board and includes amendments subsequently adopted by the Board or by the Stockholders.

(d)	“Company” means Gulf E&P Company, a Nevada corporation.

(e)	“Nevada Law” means the Nevada Revised Statutes, as amended from time to time.

(f)	“Section” refers to sections of these Bylaws.

(g)	“Stockholder” means stockholders of record of the Company.

1.2           Offices.  The title of an office refers to the person or persons who at any given time perform the duties of that particular office for the Company.

ARTICLE 2.
OFFICES

2.1           Principal Office.  The Company may locate its principal office within or without the state of incorporation as the Board may determine.

2.2           Registered Office.  The registered office of the Company required by law to be maintained in the state of incorporation may be, but need not be, the same as the principal place of business of the Company.  The Board may change the address of the registered office from time to time.

2.3           Other Offices.  The Company may have offices at such other places, either within or without the state of incorporation, as the Board may designate or as the business of the Company may require from time to time.

ARTICLE 3.
MEETINGS OF STOCKHOLDERS

3.1           Annual Meetings.  The Stockholders of the Company shall hold their annual meetings for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings at such time, date and place as the Board shall determine by resolution.

3.2           Special Meetings.  The Board, the Chairman of the Board, the President, a majority of the members of the Board or a committee of the Board duly designated and whose powers and authority include the power to call meetings may call special meetings of the Stockholders of the Company at any time for any purpose or purposes.  Special meetings of the Stockholders of the Company may also be called by the holders of at least 30% of all shares entitled to vote at the proposed special meeting.

If any person(s) other than the Board or the Chairman call a special meeting, the request shall:

(i)	be in writing;

(ii)	specify the general nature of the business proposed to be transacted; and

(iii)	be delivered personally or sent by registered mail or by facsimile transmission to the Secretary of the Company.

(iv)
additionally, if the special meeting is called by Stockholders as provided above, the request shall include documentation sufficient to confirm the Stockholder(s) total ownership of shares entitled to vote at the proposed special meeting.

Upon receipt of such a request, the Board shall determine the date, time and place of such special meeting, which must be scheduled to be held on a date that is within ninety (90) days of receipt by the Secretary of the request therefor, and the Secretary of the Company shall prepare a proper notice thereof. No business may be transacted at such special meeting other than the business specified in the notice to Stockholders of such meeting.

3.3           Place of Meetings.  The Stockholders shall hold all meetings at such places, within or without the State of Nevada, as the Board or a committee of the Board shall specify in the notice or waiver of notice for such meetings.

3.4           Notice of Meetings.  Except as otherwise required by law, the Board or a committee of the Board shall give notice of each meeting of Stockholders, whether annual or special, not less than 10 nor more than 60 days before the date of the meeting.  The Board or a committee of the Board shall deliver a notice to each Stockholder entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his address as it appears on the records of the Company, or by transmitting a notice thereof to him at such address by telegraph, telecopy, cable or wireless.  If mailed, notice is given on the date deposited in the United States mail, postage prepaid, directed to the Stockholder at his address as it appears on the records of the Company.  An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent of the Company that he has given notice shall constitute, in the absence of fraud, prima facie evidence of the facts stated therein.

Every notice of a meeting of the Stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, also shall state the purpose or purposes of the meeting.  Furthermore, if the Company will maintain the list at a place other than where the meeting will take place, every notice of a meeting of the Stockholders shall specify where the Company will maintain the list of Stockholders entitled to vote at the meeting.

3.5           Stockholder Notice.  Subject to the Articles of Incorporation, the Stockholders who intend to propose any action at an annual meeting of Stockholders must timely notify the Secretary of the Company of such intent.  To be timely, a Stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not earlier than the close of business on the day which falls 120 days prior to the one year anniversary of the Company’s last annual meeting of Stockholders and not later than the close of business on the day which falls 90 days prior to the one year anniversary of the Company’s last annual meeting of Stockholders, together with written notice of the shareholder’s intention to present a proposal for action at the meeting, unless the Company’s annual meeting date occurs more than 30 days before or 30 days after the one year anniversary of the Company’s last annual meeting of Stockholders. In that case, the Company must receive proposals not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which the Company first makes a public announcement of the date of the annual meeting. Such notice must be in writing and must include (a) the name and record address of the Stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such Stockholder; (b) a representation that the Stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the Stockholder in such business; and (e) any other information that is required to be provided by the Stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Notwithstanding the foregoing, in order to include information with respect to a Stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, Stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder. The Board of Directors reserves the right to refuse to submit any such proposal to Stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete.

3.6           Notice of Nomination of Directors.  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company, except as may be otherwise provided in the Articles of Incorporation with respect to the right of holders of preferred stock of the Company to nominate and elect a specified number of directors in certain circumstances.  Nominations of persons for election to the Board of Directors may be made at any annual meeting of Stockholders, or at any special meeting of Stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any Stockholder of the Company (i) who is a Stockholder of record on the date of the giving of the notice provided for in this Section 3.6 and on the record date for the determination of Stockholders entitled to notice of and to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 3.6.

In addition to any other applicable requirements, for a nomination to be made by a Stockholder, such Stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

To be timely, a Stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the Stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a special meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

To be in proper written form, a Stockholder’s notice to the Secretary must set forth (a) as to each person whom the Stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the Stockholder giving the notice (i) the name and record address of such Stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such Stockholder, (iii) a description of all arrangements or understandings between such Stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such Stockholder, (iv) a representation that such Stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such Stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 3.6.  If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

3.7           Waiver of Notice.  Whenever these Bylaws require written notice, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall constitute the equivalent of notice.  Attendance of a person at any meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  No written waiver of notice need specify either the business to be transacted at, or the purpose or purposes of any regular or special meeting of the Stockholders, directors or members of a committee of the Board.

3.8           Adjournment of Meeting.  When the Stockholders adjourn a meeting to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the Stockholders may transact any business which they may have transacted at the original meeting.  If the adjournment is for more than 30 days or, if after the adjournment, the Board or a committee of the Board fixes a new record date for the adjourned meeting, the Board or a committee of the Board shall give notice of the adjourned meeting to each Stockholder of record entitled to vote at the meeting.

3.9           Quorum.  Except as otherwise required by law, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes at any meeting of the Stockholders.  In the absence of a quorum at any meeting or any adjournment thereof, the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, or, in the absence therefrom of all the Stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting to another place, date or time.

If the chairman of the meeting gives notice of any adjourned special meeting of Stockholders to all Stockholders entitled to vote thereat, stating that the minimum percentage of Stockholders for a quorum as provided by Nevada Law shall constitute a quorum, then, except as otherwise required by law, that percentage at such adjourned meeting shall constitute a quorum and a majority of the votes cast at such meeting shall determine all matters.

Votes cast shall include votes cast against any proposal and shall exclude abstentions and broker non-votes, provided that votes cast against any proposal, abstentions and broker non-votes shall be counted in determining a quorum at any meeting.

3.10           Organization.  Such person as the Board may have designated or, in the absence of such a person, the highest ranking officer of the Company who is present shall call to order any meeting of the Stockholders, determine the presence of a quorum, and act as chairman of the meeting.  In the absence of the Secretary or an Assistant Secretary of the Company, the chairman shall appoint someone to act as the secretary of the meeting.

3.11           Conduct of Business.  The chairman of any meeting of Stockholders shall determine the order of business and the procedure at the meeting, including such regulations of the manner of voting and the conduct of discussion as he deems in order.

3.12           List of Stockholders.  At least 10 days before every meeting of Stockholders, the Secretary shall prepare a list of the Stockholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, showing the address of each Stockholder and the number of shares registered in the name of each Stockholder.  The Company shall make the list available for examination by any Stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting will take place or at the place designated in the notice of the meeting.

The Secretary shall produce and keep the list at the time and place of the meeting during the entire duration of the meeting, and any Stockholder who is present may inspect the list at the meeting.  The list shall constitute presumptive proof of the identity of the Stockholders entitled to vote at the meeting and the number of shares each Stockholder holds.

A determination of Stockholders entitled to vote at any meeting of Stockholders pursuant to this Section shall apply to any adjournment thereof.

3.13           Fixing of Record Date.  For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or Stockholders entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other proper purpose, the Board or a committee of the Board may fix in advance a date as the record date for any such determination of Stockholders.  However, the Board shall not fix such date, in any case, more than 60 days nor less than 10 days prior to the date of the particular action.

If the Board or a committee of the Board does not fix a record date for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders, the record date shall be at the close of business on the day next preceding the day on which notice is given or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held or the date on which the Board adopts the resolution declaring a dividend.

3.14           Voting of Shares.  Except as otherwise required by Nevada Law, the Articles of Incorporation or the Bylaws, (i) at all meetings of Stockholders for the election of directors, a plurality of votes cast shall be sufficient to elect such directors; (ii) any other action taken by Stockholders voting a majority of the votes cast on such matter at a meeting at which a quorum is present shall be valid and binding upon the Company, except that adoption, amendment or repeal of the Bylaws by Stockholders will require the vote of a majority of the shares entitled to vote; and (iii) broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee. Each Stockholder shall have one vote for every share of stock having voting rights registered in his name on the record date for the meeting, except as otherwise provided in any preferred stock designation setting forth the right of preferred stock shareholders.  The Company shall not have the right to vote treasury stock of the Company, nor shall another corporation have the right to vote its stock of the Company if the Company holds, directly or indirectly, a majority of the shares entitled to vote in the election of directors of such other corporation.  Persons holding stock of the Company in a fiduciary capacity shall have the right to vote such stock.  Persons who have pledged their stock of the Company shall have the right to vote such stock unless in the transfer on the books of the Company the pledgor expressly empowered the pledgee to vote such stock.  In that event, only the pledgee, or his proxy, may represent such stock and vote thereon.

Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

3.15           Inspectors.  At any meeting in which the Stockholders vote by ballot, the chairman may appoint one or more inspectors.  Each inspector shall take and sign an oath to execute the duties of inspector at such meeting faithfully, with strict impartiality, and according to the best of his ability.  The inspectors shall ascertain the number of shares outstanding and the voting power of each; determine the shares represented at a meeting and the validity of proxies and ballots; count all votes and ballots; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.  The certification required herein shall take the form of a subscribed, written report prepared by the inspectors and delivered to the Secretary of the Company.  An inspector need not be a Stockholder of the Company, and any officer of the Company may be an inspector on any question other than a vote for or against a proposal in which he has a material interest.

3.16           Proxies.  A Stockholder may exercise any voting rights in person or by his proxy appointed by an instrument in writing, which he or his authorized attorney-in-fact has subscribed and which the proxy has delivered to the Secretary of the meeting pursuant to the manner prescribed by law.

A proxy is not valid after the expiration of 13 months after the date of its execution, unless the person executing it specifies thereon the length of time for which it is to continue in force (which length may exceed 13 months) or limits its use to a particular meeting.  Each proxy is irrevocable if it expressly states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

The attendance at any meeting of a Stockholder who previously has given a proxy shall not have the effect of revoking the same unless he notifies the Secretary in writing prior to the voting of the proxy.

3.17           Action by Consent.  Any action required to be taken at any annual or special meeting of Stockholders of the Company or any action which may be taken at any annual or special meeting of such Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action that is the subject of the consent at a meeting in which each Stockholder entitled to vote on the action is present and votes, and shall be delivered to the Company by delivery to its registered office, its principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded.

Every written consent shall bear the date of signature of each Stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 50 days (or such other period as provided by applicable law) of the earliest dated consent delivered in the manner required by this section to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company by delivery to its registered office, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing.

3.18           Cumulative Voting. Cumulative voting is expressly forbidden.

ARTICLE 4.
BOARD OF DIRECTORS

4.1           General Powers.  The Board shall manage the property, business and affairs of the Company.

4.2           Number.  The number of directors who shall constitute the Board shall equal not less than 1 nor more than 10, as the Board or majority Stockholders may determine by resolution from time to time.

4.3           Election of Directors and Term of Office.  The Stockholders of the Company shall elect the directors at the annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies).  Each director shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

4.4           Resignations. Any director of the Company may resign at any time by giving written notice to the Board or to the Secretary of the Company.  Any resignation shall take effect upon receipt or at the time specified in the notice.  Unless the notice specifies otherwise, the effectiveness of the resignation shall not depend upon its acceptance.

4.5           Removal. Stockholders holding 2/3rds of the outstanding shares entitled to vote at an election of directors may remove any director or the entire Board of Directors at any time, with or without cause.

4.6           Vacancies. Any vacancy on the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause may be filled by a majority of the remaining directors, a sole remaining director, or the majority Stockholders.  Any director elected to fill a vacancy shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

4.7           Chairman of the Board.  At the initial and annual meeting of the Board, the directors may elect from their number a Chairman of the Board of Directors.  The Chairman shall preside at all meetings of the Board and shall perform such other duties as the Board may direct.  The Board also may elect a Vice Chairman and other officers of the Board, with such powers and duties as the Board may designate from time to time.

4.8           Compensation. The Board may compensate directors for their services and may provide for the payment of all expenses the directors incur by attending meetings of the Board or otherwise.

4.9           Insuring Directors, Officers, and Employees. The Company may purchase and maintain insurance on behalf of any director, officer, employee, or agent of the Company, or on behalf of any person serving at the request of the Company as a director, officer, employee, or agent of another company, partnership, joint venture, trust, or other enterprise, against any liability asserted against that person and incurred by that person in any such company, whether or not the Company has the power to indemnify that person against liability for any of those acts.

ARTICLE 5.
MEETINGS OF DIRECTORS

5.1           Regular Meetings.  The Board may hold regular meetings at such places, dates and times as the Board shall establish by resolution.  If any day fixed for a meeting falls on a legal holiday, the Board shall hold the meeting at the same place and time on the next succeeding business day.  The Board need not give notice of regular meetings.

5.2           Place of Meetings.  The Board may hold any of its meetings in or out of the State of Nevada, at such places as the Board may designate, at such places as the notice or waiver of notice of any such meeting may designate, or at such places as the persons calling the meeting may designate.

5.3           Meetings by Telecommunications.  The Board or any committee of the Board may hold meetings by means of conference telephone or similar telecommunications equipment that enable all persons participating in the meeting to hear each other.  Such participation shall constitute presence in person at such meeting.

5.4           Special Meetings.  The Chairman of the Board, the President (or any Vice President if the President is absent or unable or refuses to act), or any two directors then in office (not including the Chairman) may call a special meeting of the Board.  The person or persons authorized to call special meetings of the Board may fix any place, either in or out of the State of Nevada as the place for the meeting.

5.5           Notice of Special Meetings. The person or persons calling a special meeting of the Board shall give written notice to each director of the time, place, date and purpose of the meeting of not less than three business days if by mail and not less than 24 hours if by facsimile (with confirmation of delivery), email or in person before the date of the meeting, or as otherwise provided by law.  If mailed, notice is given on the date deposited in the United States mail, postage prepaid, to such director.  A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting.  A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting. Generally, a tentative agenda will be included, but the meeting shall not be confined to any agenda included with the notice.

Upon providing notice, the Secretary or other officer sending notice shall sign and file in the Corporate Record Book a statement of the details of the notice given to each director.  If such statement should later not be found in the Corporate Record Book, due notice shall be presumed.

5.6           Waiver by Presence.  Except when expressly for the purpose of objecting to the legality of a meeting, a director’s presence at a meeting shall constitute a waiver of notice of such meeting.

5.7           Quorum.  A majority of the directors then in office shall constitute a quorum for all purposes at any meeting of the Board.  In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting to another place, date or time without further notice.  No proxies shall be given by directors to any person for purposes of voting or establishing a quorum at a directors’ meeting.

5.8           Conduct of Business.  The Board shall transact business in such order and manner as the Board may determine. Except as the law requires otherwise, the Board shall determine all matters by the vote of a majority of the directors present at a meeting at which a quorum is present.  The directors shall act as a Board, and the individual directors shall have no power as such.  At every meeting of the Board of Directors, the Chairman of the Board, if there is such an officer, and if not, the President, or in the President’s absence, a Vice President designated by the President, or in the absence of such designation, a Chairman chosen by a majority of the directors present, shall preside. The Secretary of the Company shall act as Secretary of the Board of Directors’ meetings. When the Secretary is absent from any meeting or in the discretion of the Chairman, the Chairman may appoint any person to act as Secretary of that meeting.

5.9           Action by Consent.  The Board or a committee of the Board may take any required or permitted action without a meeting if all members of the Board or committee consent thereto in writing and file such consent with the minutes of the proceedings of the Board or committee.

5.10           Transactions with Interested Directors. Any contract or other transaction between the Company and any of its directors (or any corporation or firm in which any of its directors are directly or indirectly interested) shall be valid for all purposes notwithstanding the presence of that director at the meeting during which the contract or transaction was authorized, and notwithstanding the directors’ participation in that meeting. This section shall apply only if the contract or transaction is just and reasonable to the Company at the time it is authorized and ratified, the interest of each director is known or disclosed to the Board of Directors, and the Board (or an authorized committee thereof) nevertheless authorizes or ratifies the contract or transaction by a majority of the disinterested directors present (or by authorized committee of the Board). Each interested director is to be counted in determining whether a quorum is present, but shall not vote and shall not be counted in calculating the majority necessary to carry the vote. This section shall not be construed to invalidate contracts or transactions that would be valid in its absence.

ARTICLE 6.
COMMITTEES

6.1           Committees of the Board.  The Board may designate, by a vote of a majority of the directors then in office, committees of the Board.  The committees shall serve at the pleasure of the Board and shall possess such lawfully delegable powers and duties as the Board may confer.

6.2           Selection of Committee Members.  The Board shall elect by a vote of a majority of the directors then in office a director or directors to serve as the member or members of a committee.  By the same vote, the Board may designate other directors as alternate members who may replace any absent or disqualified member at any meeting of a committee.  In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may appoint by unanimous vote another member of the Board to act at the meeting in the place of the absent or disqualified member.

6.3           Conduct of Business.  Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as the law or these Bylaws require otherwise and except as the Board shall otherwise determine.  Each committee shall make adequate provision for notice of all meetings to members.  A majority of the members of the committee shall constitute a quorum, unless the committee consists of one or two members.  In that event, one member shall constitute a quorum.  A majority vote of the members present shall determine all matters.  A committee may take action without a meeting if all the members of the committee consent in writing and file the consent or consents with the minutes of the proceedings of the committee.

6.4           Authority.  Any committee, to the extent the Board provides, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the affixation of the Company’s seal to all instruments which may require or permit it.  However, no committee shall have any power or authority with regard to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Company’s property and assets, recommending to the Stockholders a dissolution of the Company or a revocation of a dissolution of the Company, or amending these Bylaws of the Company.  Unless a resolution of the Board expressly provides, no committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger.

6.5           Minutes. Each committee shall keep regular minutes of its proceedings and report the same to the Board when required.

6.6           Committees.  All Committees and all powers provided to such Committees shall be consistent with Nevada Law, the Articles and the rules and regulations of the principal market or exchange on which the Company’s capital stock then trades.

ARTICLE 7.
OFFICERS

7.1           Officers of the Company.  The officers of the Company shall consist of a President, a Secretary, a Treasurer and such Vice Presidents, a Chief Financial Officer, Assistant Secretaries, Assistant Treasurers, and other officers as the Board may designate and elect from time to time.  The same person may hold at the same time any two or more offices.

7.2           Election and Term. The Board shall elect the officers of the Company.  Each officer shall hold office until his death, resignation, retirement, removal or disqualification, or until his successor shall have been elected and qualified.

7.3           Compensation of Officers.  The Board shall fix the compensation of all officers of the Company.  No officer shall serve the Company in any other capacity and receive compensation, unless the Board authorizes the additional compensation.

7.4           Removal of Officers and Agents.  The Board may remove any officer or agent it has elected or appointed at any time, with or without cause.

7.5           Resignation of Officers and Agents.  Any officer or agent the Board has elected or appointed may resign at any time by giving written notice to the Board, the Chairman of the Board, the President, or the Secretary of the Company.  Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified.  Unless otherwise specified in the notice, the Board need not accept the resignation to make it effective.

7.6           Bond.  The Board may require by resolution any officer, agent, or employee of the Company to give bond to the Company, with sufficient sureties conditioned on the faithful performance of the duties of his respective office or agency. The Board also may require by resolution any officer, agent or employee to comply with such other conditions as the Board may require from time to time.

7.7           President.  The President shall be the chief operating officer of the Company and, subject to the Board’s control, shall supervise and direct all of the business and affairs of the Company.  When present, he shall sign (with or without the Secretary, an Assistant Secretary, or any other officer or agent of the Company which the Board has authorized) deeds, mortgages, bonds, contracts or other instruments which the Board has authorized an officer or agent of the Company to execute.  However, the President shall not sign any instrument which the law, these Bylaws, or the Board expressly require some other officer or agent of the Company to sign and execute.  In general, the President shall perform all duties incident to the office of President and such other duties as the Board may prescribe from time to time.

7.8           Vice Presidents.  In the absence of the President or in the event of his death, inability or refusal to act, the Vice Presidents in the order of their length of service as Vice Presidents, unless the Board determines otherwise, shall perform the duties of the President.  When acting as the President, a Vice President shall have all the powers and restrictions of the Presidency.  A Vice President shall perform such other duties as the President or the Board may assign to him from time to time.

7.9           Chief Financial Officer. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the Company with such depositories as the Board may designate. The Chief Financial Officer shall disburse the funds of the Company as may be ordered by the Board, shall render to the Chief Executive Officer or, in the absence of a Chief Executive Officer, any president and directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the Company, and shall have other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

The Chief Financial Officer may be the Treasurer of the Company.

7.10           Secretary.  The Secretary shall (a) keep the minutes of the meetings of the Stockholders and of the Board in one or more books for that purpose, (b) give all notices which these Bylaws or the law requires, (c) serve as custodian of the records and seal of the Company, (d) affix the seal of the Company to all documents which the Board has authorized execution on behalf of the Company under seal, (e) maintain a register of the address of each Stockholder of the Company (unless maintained by a duly appointed Transfer Agent), (f) sign, with the President, a Vice President, or any other officer or agent of the Company which the Board has authorized, certificates for shares of the Company, (g) have charge of the stock transfer books of the Company, and (h) perform all duties which the President or the Board may assign to him from time to time.

7.11           Assistant Secretaries.  In the absence of the Secretary or in the event of his death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretary, unless the Board determines otherwise, shall perform the duties of the Secretary.  When acting as the Secretary, an Assistant Secretary shall have the powers and restrictions of the Secretary.  An Assistant Secretary shall perform such other duties as the President, Secretary or Board may assign from time to time.

7.12           Treasurer. The Treasurer shall (a) have responsibility for all funds and securities of the Company, (b) receive and give receipts for moneys due and payable to the Company from any source whatsoever, (c) deposit all moneys in the name of the Company in depositories which the Board selects, and (d) perform all of the duties which the President or the Board may assign to him from time to time.

7.13           Assistant Treasurers.  In the absence of the Treasurer or in the event of his death, inability or refusal to act, the Assistant Treasurers in the order of their length of service as Assistant Treasurer, unless the Board determines otherwise, shall perform the duties of the Treasurer.  When acting as the Treasurer, an Assistant Treasurer shall have the powers and restrictions of the Treasurer.  An Assistant Treasurer shall perform such other duties as the Treasurer, the President, or the Board may assign to him from time to time.

7.14           Other Officers.  The Board may appoint, or empower the Chief Executive Officer, or any other duly appointed officer of the Company, to appoint, such other officers and agents as the business of the Company may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board, Chief Executive Officer, or other designated officer may from time to time determine.

7.15           Delegation of Authority. Notwithstanding any provision of these Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

7.16           Action with Respect to Securities of Other Corporations.  Unless the Board directs otherwise, the President shall have the power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which the Company holds securities.  Furthermore, unless the Board directs otherwise, the President shall exercise any and all rights and powers which the Company possesses by reason of its ownership of securities in another corporation.

7.17           Vacancies.  The Board may fill any vacancy in any office because of death, resignation, removal, disqualification or any other cause in the manner which these Bylaws prescribe for the regular appointment to such office.

7.18           Corporate Governance Compliance. Without otherwise limiting the powers of the Board set forth herein and provided that shares of capital stock of the Company are listed for trading on either the NASDAQ Stock Market (“NASDAQ”) or the New York Stock Exchange (“NYSE”)(including the NYSE MKT), the Company shall comply with the corporate governance rules and requirements of the NASDAQ or the NYSE, as applicable.

ARTICLE 8.
CONTRACTS, DRAFTS, DEPOSITS AND ACCOUNTS

8.1           Contracts.  Except as otherwise provided in these Bylaws, the Board, or any officers of the corporation authorized thereby, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Company; such authority may be general or confined to specific instances.

8.2           Drafts.  From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3           Deposits.  The Treasurer shall deposit all funds of the Company not otherwise employed in such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select.  For the purpose of deposit and collection for the account of the Company, the President or the Treasurer (or any other officer, assistant, agent or attorney of the Company whom the Board has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the Company.

8.4           General and Special Bank Accounts.  The Board may authorize the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select.  The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE 9.
CERTIFICATES FOR SHARES AND THEIR TRANSFER

9.1           Certificates for Shares.  Shares of the capital stock of the Company may be certificated or uncertificated, as provided under Nevada Law. Each Stockholder, upon written request to the Transfer Agent or registrar of the Company, shall be entitled to a certificate of the capital stock of the Company in such form as may from time to time be prescribed by the Board of Directors.   The Secretary, Transfer Agent, or registrar of the Company shall number the certificates representing shares of the stock of the Company in the order in which the Company issues them.  The President or any Vice President and the Secretary or any Assistant Secretary shall sign the certificates in the name of the Company.  Any or all certificates may contain facsimile signatures.  In case any officer, Transfer Agent, or registrar who has signed a certificate, or whose facsimile signature appears on a certificate, ceases to serve as such officer, Transfer Agent, or registrar before the Company issues the certificate, the Company may issue the certificate with the same effect as though the person who signed such certificate, or whose facsimile signature appears on the certificate, was such officer, Transfer Agent, or registrar at the date of issue.  The Secretary, Transfer Agent, or registrar of the Company shall keep a record in the stock transfer books of the Company of the names of the persons, firms or corporations owning the stock represented by the certificates, the number and class of shares represented by the certificates and the dates thereof and, in the case of cancellation, the dates of cancellation.  The Secretary, Transfer Agent, or registrar of the Company shall cancel every certificate surrendered to the Company for exchange or transfer.  Except in the case of a lost, destroyed, stolen or mutilated certificate, the Secretary, Transfer Agent, or registrar of the Company shall not issue a new certificate in exchange for an existing certificate until he has canceled the existing certificate.

9.2           Transfer of Shares.  A holder of record of shares of the Company’s stock, or his attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary, Transfer Agent or registrar of the Company, may transfer his shares only on the stock transfer books of the Company.  Such person shall furnish to the Secretary, Transfer Agent, or registrar of the Company proper evidence of his authority to make the transfer and shall properly endorse and surrender for cancellation his existing certificate or certificates for such shares.  Whenever a holder of record of shares of the Company’s stock makes a transfer of shares for collateral security, the Secretary, Transfer Agent, or registrar of the Company shall state such fact in the entry of transfer if the transferor and the transferee request.  When a transfer of shares is requested and there is reasonable doubt as to the right of the person seeking the transfer, the Company or its Transfer Agent, before recording the transfer of the shares on its books or issuing any certificate there for, may require from the person seeking the transfer reasonable proof of that person’s right to the transfer. If there remains a reasonable doubt of the right to the transfer, the Company may refuse a transfer unless the person gives adequate security or a bond of indemnity executed by a corporate surety or by two individual sureties satisfactory to the Company as to form, amount, and responsibility of sureties. The bond shall be conditioned to protect the Company, its officers, Transfer Agents, and registrars, or any of them, against any loss, damage, expense, or other liability for the transfer or the issuance of a new certificate for shares.

9.3           Lost Certificates.  The Board may direct the Secretary, Transfer Agent, or registrar of the Company to issue a new certificate to any holder of record of shares of the Company’s stock claiming that he has lost such certificate, or that someone has stolen, destroyed or mutilated such certificate, upon the receipt of an affidavit from such holder to such fact.  When authorizing the issue of a new certificate, the Board, in its discretion may require as a condition precedent to the issuance that the owner of such certificate give the Company a bond of indemnity in such form and amount as the Board may direct.

9.4           Regulations.  The Board may make such rules and regulations, not inconsistent with these Bylaws, as it deems expedient concerning the issue, transfer and registration of certificates for shares of the stock of the Company.  The Board may appoint or authorize any officer or officers to appoint one or more Transfer Agents, or one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

9.5           Holder of Record.  The Company may treat as absolute owners of shares the person in whose name the shares stand of record as if that person had full competency, capacity and authority to exercise all rights of ownership, despite any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation, or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate.  However, the Company may treat any person furnishing proof of his appointment as a fiduciary as if he were the holder of record of the shares.

9.6           Treasury Shares.  Treasury shares of the Company shall consist of shares which the Company has issued and thereafter acquired but not canceled.  Treasury shares shall not carry voting or dividend rights.

9.7           Consideration For Shares. Shares may be issued for such consideration as may be fixed from time to time by the Board of Directors, but not less than the par value stated in the Articles.

ARTICLE 10.
INDEMNIFICATION

10.1         Definitions.  In this Article:

(a)           “Indemnitee” means (i) any present or former director, advisory director or officer of the Company, (ii) any person who while serving in any of the capacities referred to in clause (i) hereof served at the Company’s request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) hereof.

(b)           “Official Capacity” means (i) when used with respect to a director, the office of director of the Company, and (ii) when used with respect to a person other than a director, the elective or appointive office of the Company held by such person or the employment or agency relationship undertaken by such person on behalf of the Company, but in each case does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

(c)           “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

10.2           Indemnification.  The Company shall indemnify every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding in which he was, is or is threatened to be named defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 10.1, if it is determined in accordance with Section 10.4 that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his Official Capacity, that his conduct was in the Company’s best interests and, in all other cases, that his conduct was at least not opposed to the Company’s best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to the Company or is found liable on the basis that personal benefit was improperly received by the Indemnitee the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the Proceeding and (ii) shall not be made in respect of any Proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company.  Except as provided in the immediately preceding proviso to the first sentence of this Section 10.2, no indemnification shall be made under this Section 10.2 in respect of any Proceeding in which such Indemnitee shall have been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s Official Capacity, or (b) found liable to the Company.  The termination of any Proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a), (b) or (c) in the first sentence of this Section 10.2.  An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.  Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee.  The indemnification provided herein shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

10.3           Successful Defense.  Without limitation of Section 10.2 and in addition to the indemnification provided for in Section 10.2, the Company shall indemnify every Indemnitee against reasonable expenses incurred by such person in connection with any Proceeding in which he is a witness or a named defendant or respondent because he served in any of the capacities referred to in Section 10.1, if such person has been wholly successful, on the merits or otherwise, in defense of the Proceeding.

10.4           Determinations.  Any indemnification under Section 10.2 (unless ordered by a court of competent jurisdiction) shall be made by the Company only upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct.  Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who, at the time of such vote, are not named defendants or respondents in the Proceeding; (b) if such a quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors, duly designated to act in the matter by a majority vote of all directors (in which designated directors who are named defendants or respondents in the Proceeding may participate), such committee to consist solely of two (2) or more directors who, at the time of the committee vote, are not named defendants or respondents in the Proceeding; (c) by special legal counsel selected by the Board of Directors or a committee thereof by vote as set forth in clauses (a) or (b) of this Section 10.4 or, if the requisite quorum of all of the directors cannot be obtained therefor and such committee cannot be established, by a majority vote of all of the directors (in which directors who are named defendants or respondents in the Proceeding may participate); or (d) by the shareholders in a vote that excludes the shares held by directors that are named defendants or respondents in the Proceeding.  Determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, determination as to reasonableness of expenses must be made in the manner specified in clause (c) of the preceding sentence for the selection of special legal counsel.  In the event a determination is made under this Section 10.4 that the Indemnitee has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.

10.5           Advancement of Expenses.  Reasonable expenses (including court costs and attorneys’ fees) incurred by an Indemnitee who was or is a witness or was, is or is threatened to be made a named defendant or respondent in a Proceeding shall be paid by the Company at reasonable intervals in advance of the final disposition of such Proceeding, and without making any of the determinations specified in Section 10.4, after receipt by the Company of (a) a written affirmation by such Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company under this Article and (b) a written undertaking by or on behalf of such Indemnitee to repay the amount paid or reimbursed by the Company if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Article.  Such written undertaking shall be an unlimited obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment.  Notwithstanding any other provision of this Article, the Company may pay or reimburse expenses incurred by an Indemnitee in connection with his appearance as a witness or other participation in a Proceeding at a time when he is not named a defendant or respondent in the Proceeding.

10.6           Employee Benefit Plans.  For purposes of this Article, the Company shall be deemed to have requested an Indemnitee to serve an employee benefit plan whenever the performance by him of his duties to the Company also imposes duties on or otherwise involves services by him to the plan or participants or beneficiaries of the plan.  Excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall be deemed fines.  Action taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

10.7           Other Indemnification and Insurance.  The indemnification provided by this Article shall (a) not be deemed exclusive of, or to preclude, any other rights to which those seeking indemnification may at any time be entitled under the Company’s Articles of Incorporation, any law, agreement or vote of shareholders or disinterested directors, or otherwise, or under any policy or policies of insurance purchased and maintained by the Company on behalf of any Indemnitee, both as to action in his Official Capacity and as to action in any other capacity, (b) continue as to a person who has ceased to be in the capacity by reason of which he was an Indemnitee with respect to matters arising during the period he was in such capacity, (c) inure to the benefit of the heirs, executors and administrators of such a person and (d) not be required if and to the extent that the person otherwise entitled to payment of such amounts hereunder has actually received payment therefor under any insurance policy, contract or otherwise.

10.8           Notice.  Any indemnification of or advance of expenses to an Indemnitee in accordance with this Article shall be reported in writing to the shareholders of the Company with or before the notice or waiver of notice of the next shareholders’ meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the 12-month period immediately following the date of the indemnification or advance.

10.9           Construction.  The indemnification provided by this Article shall be subject to all valid and applicable laws, including, without limitation, the Nevada Revised Statutes, and, in the event this Article or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

10.10           Continuing Offer, Reliance, etc.  The provisions of this Article (a) are for the benefit of, and may be enforced by, each Indemnitee of the Company, the same as if set forth in their entirety in a written instrument duly executed and delivered by the Company and such Indemnitee and (b) constitute a continuing offer to all present and future Indemnitees.  The Company, by its adoption of these Bylaws, (a) acknowledges and agrees that each Indemnitee of the Company has relied upon and will continue to rely upon the provisions of this Article in becoming, and serving in any of the capacities referred to in Section 10.1 of this Article, (b) waives reliance upon, and all notices of acceptance of, such provisions by such Indemnitees and (c) acknowledges and agrees that no present or future Indemnitee shall be prejudiced in his right to enforce the provisions of this Article in accordance with its terms by any act or failure to act on the part of the Company.

10.11           Effect of Amendment.  No amendment, modification or repeal of this Article or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitees to be indemnified by the Company, nor the obligation of the Company to indemnify any such Indemnitees, under and in accordance with the provisions of the Article as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

ARTICLE 11.
TAKEOVER OFFERS

11.1           Takeover Offers. In the event the Company receives a takeover offer, the Board of Directors shall consider all relevant factors in evaluating such offer, including, but not limited to, the terms of the offer, and the potential economic and social impact of such offer on the Company's Stockholders, employees, customers, creditors and community in which it operates.

ARTICLE 12.
DIVIDENDS

12.1           General. The Board, subject to any restrictions contained in either (i) Nevada Law, or (ii) the Articles, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Company’s capital stock.

12.2           Dividend Reserve. The Board may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

ARTICLE 13.
NOTICES

13.1           General. Whenever these Bylaws require notice to any Stockholder, director, officer or agent, such notice does not mean personal notice.  A person may give effective notice under these Bylaws in every case by depositing a writing in a post office or letter box in a postpaid, sealed wrapper, or by dispatching a prepaid telegram addressed to such Stockholder, director, officer or agent at his address on the books of the Company.  Unless these Bylaws expressly provide to the contrary, the time when the person sends notice shall constitute the time of the giving of notice.

13.2           Waiver of Notice. Whenever the law or these Bylaws require notice, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein.

13.3           Electronic Notice.  Without limiting the manner by which notice otherwise may be given effectively to Stockholders pursuant to the Nevada Law, the Articles or these Bylaws, any notice to Stockholders given by the Company under any provision of Nevada Law, the Articles or these Bylaws shall be effective if given by a form of electronic transmission consented to by the Stockholder to whom the notice is given. Any such consent shall be revocable by the Stockholder by written notice to the Company. Any such consent shall be deemed revoked if:

(i)	the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent; and

(ii)	such inability becomes known to the Secretary or an Assistant Secretary of the Company or to the Transfer Agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the Stockholder has consented to receive notice;

(ii)	if by electronic mail, when directed to an electronic mail address at which the Stockholder has consented to receive notice;

(iii)	if by a posting on an electronic network together with separate notice to the Stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)	if by any other form of electronic transmission, when directed to the Stockholder.

An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.  An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notwithstanding the above, no notice by a form of electronic transmission shall be effective if prohibited by Nevada Law, the Articles or these Bylaws.

13.4           Undeliverable Notices.  Whenever notice is required to be given, under any provision of the Nevada Law, the Articles or these Bylaws, to any Stockholder to whom (a) notice of two (2) consecutive annual meetings, or (b) all, and at least two (2) payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person’s address as shown on the records of the Company and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Company a written notice setting forth such person’s then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Company is such as to require the filing of an amendment to the Articles with the Secretary of State of Nevada, the amendment need not state that notice was not given to persons to whom notice was not required to be given pursuant to Nevada Law.

ARTICLE 14.
MISCELLANEOUS

14.1           Facsimile Signatures.  In addition to the use of facsimile signatures which these Bylaws specifically authorize, the Company may use such facsimile signatures of any officer or officers, agents or agent, of the Company as the Board or a committee of the Board may authorize.

14.2           Corporate Seal.  The Board may provide for a suitable seal containing the name of the Company, of which the Secretary shall be in charge.  The Treasurer, any Assistant Secretary, or any Assistant Treasurer may keep and use the seal or duplicates of the seal if and when the Board or a committee of the Board so directs.

14.3           Fiscal Year.  The Board shall have the authority to fix and change the fiscal year of the Company.

14.4           Bylaw Provisions Additional and Supplemental to Provisions of Law. All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

14.5           Bylaw Provisions Contrary to or Inconsistent with Provisions of Law. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which, upon being construed in the manner provided in Section 14.4 of these Bylaws, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws, and each article, section, subsection, subdivision, sentence, clause, or phrase thereof, would have been adopted irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

ARTICLE 15.
AMENDMENTS

15.1           Subject to the provisions of the Articles, the Stockholders or the Board may amend or repeal these Bylaws at any shareholders or directors meeting, subject to the voting and approval requirements of the shareholders and the directors, as applicable, set forth herein for general Company matters.  All amendments shall be upon advice of counsel as to legality, except in emergency. Bylaw changes shall take effect upon adoption unless otherwise specified.

The undersigned hereby certifies that the foregoing constitutes a true and correct copy of the Bylaws of the Company as adopted by the Board of Directors on the [  ]th day of January 2014.

Executed as of this[  ]th day of January 2014.

_________________________
J. Michael Myers
Chief Executive Officer

APPENDIX G

GULF E&P COMPANY
2014 STOCK INCENTIVE PLAN

ARTICLE I -- PREAMBLE

1.1           This 2014 Stock Incentive Plan of Gulf E&P Company (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth.  The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2           Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3           The Company’s board of directors adopted the Plan on February [ ], 2014 (the “Effective Date”). The grant of Incentive Stock Options is subject to approval by the Company’s shareholders within twelve (12) months of the Effective Date.  Shareholder approval is to be obtained in accordance with the Company’s certificate of incorporation and bylaws, and applicable laws.  The Board may grant Incentive Stock Options prior to shareholder approval, but until the Company obtains this approval, a grantee shall not exercise them.  If the Company does not timely obtain shareholder approval (or a grantee desires to exercise such Incentive Stock Options prior to shareholder approval), a grantee may exercise previously granted Incentive Stock Options as Nonqualified Stock Options. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date.  Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4           The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5           Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II -- DEFINITIONS

DEFINITIONS.  Except where the context otherwise indicates, the following definitions apply:

2.1           “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2           “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3           “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4           “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5           “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.6           “Bylaws” means the Company’s bylaws as amended from time to time.

2.7           “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8           “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9           “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.  In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan) or the Board of Directors of the Company.

2.10           “Common Stock” means the Company’s common stock.

2.11           “Company” means Gulf E&P Company, a Nevada corporation.

2.12.           “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13           “Director” means a member of the Board of Directors of the Company.

2.14           “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15           “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.16           “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17           “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, subject to any other limitations as may be provided by the Code, the Act, or the Board.  In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.19           “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer.  Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20           “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.21           “Fair Market Value” means with respect to a share of Common Stock, as of the applicable date of determination (i) the closing sales price on the date of determination or, if not so reported for such day, the immediately preceding business day, of a share of Common Stock as reported on the principal securities exchange or market (including the over-the-counter market and NASDAQ as applicable) on which shares of Common Stock are then listed or admitted for trading or quotation; or (ii) if not so reported or if not applicable, the mean between the closing bid and ask prices on the date of determination or, if not so reported for such day, on the immediately preceding business day. In the event that the price of a share of Common Stock shall not be so reported on any applicable exchange or market, the Fair Market Value of a share of Common Stock shall be determined by the Board in its sole discretion. Notwithstanding the preceding, for federal, state and local income tax reporting purposes and for such other purposes as the Board deems appropriate, the Fair Market Value shall be determined by the Board in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

2.22           “Grant Date” means, as to any Award, the latest of:

(a)            the date on which the Board authorizes the grant of the Award; or

(b)           the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)           such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant’s Award Agreement.

2.23           “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.24           “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.25           “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.26           “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.27           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.28           “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.29           “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.30           “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.31           “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.32           “Performance Objectives” shall have the meaning set forth in Article IX of the Plan.

2.33           “Performance Period” shall have the meaning set forth in Article IX of the Plan.

2.34           “Performance Share” means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.35           “Plan” means this Gulf E&P Company 2014 Stock Incentive Plan, as it may be amended from time to time.

2.36           “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.37           “Restricted Stock” means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.38           “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.39           “Retirement” means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant’s Award Agreement.

2.40           “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time.  Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.41           “Stock Award” means an Award of shares of Common Stock under Article VIII of the Plan.

2.42           “Stock Option” means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.43           “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.44           “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III – ADMINISTRATION

3.1           The Plan shall be administered by the Board of Directors of the Company.  The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan.  The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI.  All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.  On or after the date of grant of an Award under the Plan, the Board may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Board shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

3.2           The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2(b) herein below, delegate any or all of its powers with respect to the administration of the Plan to a Committee consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

(a)           If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

(b)           The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

(c)           In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3           Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

3.4           Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be 5,000,000 shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

(a)           For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

(b)           If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

(c)           For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. If an Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of a Stock Option or to satisfy any tax withholding requirement in connection with an Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

(c)           The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5           Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.  In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof).  For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.6   Securities Matters.

(a)           The Company shall be under no obligation to affect the registration pursuant to the Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued any shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Board may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Board deems necessary or desirable.

(b)           The exercise of any Stock Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of an exercise of an Stock Option hereunder or the issuance of shares of Common Stock pursuant to any Award pending or to ensure compliance under federal, state or local securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of a Stock Option or the issuance of shares of Common Stock pursuant to any Award. During the period that the effectiveness of the exercise of a Stock Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

(c)           In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, no free-trading shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural person (as such term is interpreted by the SEC); (b) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (c) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7           The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof.  Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8           Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9           The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10           No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.  The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11           The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12           Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV -- INCENTIVE STOCK OPTIONS

4.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a)           Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

(b)           The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

(c)           An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

(i)           as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)           as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

(d)           The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as  Nonqualified Stock Options.

(e)           No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

(f)           The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2           Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3           The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4           Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V -- NONQUALIFIED STOCK OPTIONS

5.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a)           Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

(b)           The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

(c)           A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2           The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

6.1           Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2           Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative.  In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3           An Option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, and (ii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (i)(B)-(D). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company’s satisfaction). Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4           The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5           The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6           The Board may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7           The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8           Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted.

ARTICLE VII -- RESTRICTED STOCK

7.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article VII.

7.2           The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a)           the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

(c)           the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

(d)           whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

(e)           whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

(f)           whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3           Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5           Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6           Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement.  It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7           Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII -- STOCK AWARDS

8.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

8.2           For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3           Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX -- PERFORMANCE SHARES

9.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

9.2           The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a)           the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

(c)           the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

(d)           the form of settlement of a Performance Share.

9.3           At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4           Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5           Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7           The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period.  Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8           Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1           Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a)           all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

(b)           all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)           all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)           the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)           the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)          upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

(c)           all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2           Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

10.3           After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI -- AMENDMENT AND TERMINATION

11.1           Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof.  To the extent required by the Act or the Code, however, no amendment, without approval by the Company’s shareholders, shall:

(a)           materially alter the group of persons eligible to participate in the Plan;

(b)           except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

(c)           alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2           No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

(a)           annul any Award if the Participant is terminated for cause as determined by the Board; and

(b)           convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3           If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

ARTICLE XII -- MISCELLANEOUS PROVISIONS

12.1           Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time.  Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise.  No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2           The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3           The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4           Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws.  If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5           This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

12.6           Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7           If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8           The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9           The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10           If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.  To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

12.11           Compliance with other laws.

(a)   For Reporting Persons:

(i)           the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii)           all transactions involving Participants who are subject to Section 16(b) of the Exchange Act of 1934, as amended, are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii)          any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

(b)           If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

(c)           Notwithstanding any other provision of the Plan, the Board and each applicable Committee shall administer the Plan and exercise all authority and discretion under the Plan to satisfy the requirements of Code Section 409A or any exemption thereto.

(d)           Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Board in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Board in its exclusive discretion.

12.12           Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

12.13           The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

12.14           Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

12.15           Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

12.16           The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

12.17           Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

APPENDIX H

CERTIFICATE OF AMENDMENT
(Pursuant to NRS 78.385 and 78.390)

Certificate Of Amendment To The Articles Of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. NAME OF CORPORATION:

GULF E&P COMPANY

2. THE ARTICLES HAVE BEEN AMENDED AS FOLLOWS (provide article numbers, if applicable):

Article 4. Authorized Shares, is hereby amended to read:

“Article 4. Number of Shares the Corporation is Authorized to Issue” is amended as set forth on the attached.

3. THE VOTE BY WHICH THE STOCKHOLDERS HOLDING SHARES IN THE CORPORATION ENTITLING THEM TO EXERCISE AT LEAST A MAJORITY OF THE VOTING POWER, OR SUCH GREATER PROPORTION OF THE VOTING POWER AS MAY BE REQUIRED IN THE CASE OF A VOTE BY CLASSES OR SERIES, OR AS MAY BE REQUIRED BY THE PROVISIONS OF THE ARTICLES OF INCORPORATION HAVE VOTED IN FAVOR OF THE AMENDMENT IS: 50.5%

4. EFFECTIVE DATE OF FILING: (optional) ____________

5. SIGNATURE: (required)

X ___________________
Signature of Officer

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Article 4. Number of Shares the Corporation is Authorized to Issue of the Corporation’s Articles of Incorporation (as amended) is hereby amended and restated as follows:

“Article 4.                      Number of Shares the Corporation is Authorized to Issue

Effective as of the effective date set forth under “Effective date and time of filing” on this Certificate of Amendment to Articles of Incorporation (or in the absence of such date, on the date such Amendment to the Articles of Incorporation is filed with the Secretary of State of Nevada)(the “Effective Time”), the Corporation shall have Five Hundred and Ten Million (510,000,000) shares of capital stock authorized. The Corporation is authorized to issue two (2) classes of shares, designated “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock authorized to be issued is Five Hundred Million (500,000,000) shares, $0.001 par value per share. The total number of shares of Preferred Stock authorized to be issued is Ten Million (10,000,000) shares, $0.001 par value per share. Further, at the Effective Time, every [REVERSE SPLIT RATIO] shares of the Corporation's Common Stock, issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of Common Stock (the “Reverse Stock Split”)[; provided that no stockholder of the Corporation shall hold less than 100 shares of the Company’s Common Stock immediately following the Reverse Stock Split and as such, the aggregate number of shares of Common Stock held by any individual stockholder of the Corporation who would hold less than 100 shares of Common Stock following the Reverse Stock Split shall have such stockholder’s aggregate shares of Common Stock rounded up to 100 shares of Common Stock]. Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [REVERSE SPLIT RATIO], subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a stockholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share.

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof. Preferred stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock designation.”

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